Exhibit 10.6

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BECAUSE THEY BOTH ARE NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

Equity Interest Pledge Agreement

This Interest Pledge Agreement (hereinafter referred to as the “Agreement”) is established by the following parties (hereinafter referred to as the “Parties”) in 2023 Signed on January 6 in Shanghai, People’s Republic of China (“China”).

Party A (Pledgee): Shanghai Mihe Information Technology Co., Ltd

Registered address: Room 102-1, Floor 1, No. 1 Building, Lane 500, Shengxia Road, Shanghai, China;

Legal representative: Xu Jin

Party B (Pledgor): Xu Jin

Residence address: [***];

ID number: [***]

Party C: Shanghai Jinxin Network Technology Co., Ltd

Registered address: Floor 3, No. 1 Building, Lane 500, Shengxia Road, Shanghai, China

Legal representative: Xu Jin

WHEREAS:

1.	The pledgee is a wholly foreign-owned enterprise legally established and existing under the laws of the People’s Republic of China.

2.	Party C is a limited liability company legally established and existing under the laws of the People’s Republic of China.

3.	The amount of equity held by the pledgor in Party C is RMB1,970,750.

4.	The pledgee and Party C signed the 《Exclusive Technology and Consulting Service Agreement》 on September 26, 2018; The pledgee, the pledgor, Party C and other parties signed the《Exclusive Option Agreement》and the《Business Operation Agreement》 on the same day; The pledgee, the pledgor, Party C and other parties entered into a variation agreement to the above agreements on January 6, 2023.

5.	In order to ensure that the pledgee normally collects from Party C the fees stipulated in the《Exclusive Technology and Consulting Service Agreement》, and to ensure that Party C and the pledgor perform their obligations under each Agreement (as defined below), the Pledgor agrees to perform the agreements with the Pledgee with respect to Party C and the Pledgor in accordance with the provisions of this Agreement The obligations under are pledged as security.

Accordingly, the parties to the agreement, after friendly consultation and in accordance with the principle of equality and mutual benefit, reach the following agreement to abide by:

1.	definition

Except as otherwise provided in this Agreement, the following terms shall be construed as follows:

1.1	Pledge: means all the contents listed in Article 2.3 of this Agreement.

1.2	Pledged Equity Interest: means the equity interest of Party C lawfully held by the pledgor in the amount of RMB1,970,750 and all present and future rights and interests based on such equity.

1.3	Each Agreement: refers to the 《Exclusive Technology and Consulting Service Agreement》 signed between the pledgee and Party C on September 26, 2018, as well as the 《Exclusive Option Agreement》 and the 《Business Operation Agreement》 signed by the parties on the same date including modifications, revisions or restatements of the above documents).

1.4	Event of Default: means any of the circumstances listed in clause 7 of this Agreement.

1.5	Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

1.6	Contractual Obligations: Indicates all obligations of the pledge and Party C under each Agreement and this Agreement.

1.7	Term of Pledge: means the period specified in Article 3.1 of this Agreement.

2.	Pledge

2.1	The pledgor agrees to pledge all the pledged equity interest to the pledgee in accordance with the provisions of this Agreement as a guarantee for the performance of contractual obligations and repayment of the secured debt. Party C hereby agrees that the pledgor shall pledge the pledged equity interest to the pledgee in accordance with the provisions of this Agreement.

2.2	The scope of the equity pledge under this Agreement shall be all obligations and all fees payable by Party C and/or the pledgor to the pledgee under each Agreement, and all direct, indirect and derivative losses and loss of anticipated benefits suffered by the pledgee as a result of any event of default by the pledgor and/or Party C (the amount of such loss is based on the pledgee’s reasonable business plan and profit forecast, the service fees payable by Party C under the 《Exclusive Technology and Consulting Service Agreement》, and all expenses incurred by the pledgee to compel the pledgor and/or Party C to perform its contractual obligations), and the liability of Party C and/or the Pledgor to the pledgee (collectively, the “Secured Obligations”) in the event that the agreements are invalid in whole or in part for any reason.

2.3	The pledge under this Agreement refers to the security interest enjoyed by the pledgee in accordance with Article 2 of this Agreement, that is, the right enjoyed by the pledgee to receive priority compensation for the price obtained from the discount, auction or sale of the pledged equity.

3.	Entry into force and termination

3.1	This Agreement shall be established and take effect on the date of signature and seal of all parties to the Agreement. The pledge under this Agreement will take effect on the date on which the administrative authority for industry and commerce where Party C is located completes the registration formalities for the equity pledge, and the validity period of the pledge shall continue until all contractual obligations have been fulfilled and all secured obligations have been paid.

3.2	During the term of pledge, if the pledgor and/or Party C fails to perform its contractual obligations or pay the secured debt, the pledgee shall have the right but not the obligation to exercise the pledge in accordance with the provisions of this Agreement after reasonable notice.

3.3	After the pledgor and Party C have fully and fully performed all contractual obligations and settled all secured obligations, the pledgee shall, at the request of the pledgor, release the pledge of the pledged equity under this Agreement within a reasonable and practicable time as soon as possible, and cooperate with the pledgor to cancel the registration of the equity pledge made in Party C’s register of shareholders and the cancellation of the pledge registration with the relevant administrative department for Industry and Commerce. The provisions of Sections 10, 13 and 14 of this Agreement shall survive termination of this Agreement.

4.	Possession, custody and registration of pledge documents

4.1	The pledgor shall, within three (3) working days from the date of signature this Agreement or such other time as agreed upon by the parties to the Agreement, deliver the certificate of equity contribution (original) of Party C to the pledgee for safekeeping, and submit to the pledgee that the pledge under this Agreement has been made Certificates duly registered on Party C’s register of shareholders (see Annex) and apply to the appropriate administrative authority for industry and commerce for registration of pledges under this Agreement within ten (10) working days from the date of signature this Agreement. The parties jointly confirm that in order to complete the formalities for the industrial and commercial registration of equity pledge, each party shall submit this Agreement or an Equity interest pledge agreement signed in the form required by the administrative department for industry and commerce where Party C is located and truly reflects the pledge information under this Agreement (the “Industrial and Commercial Registration Pledge Contract”). If it is submitted to the administrative authority for industry and commerce, and the matters not stipulated in the industrial and commercial registration pledge contract shall still be subject to the provisions of this agreement. The pledgor and Party C shall, in accordance with Chinese laws and regulations and the requirements of the relevant administrative authorities for industry and commerce, submit all necessary documents and go through all necessary formalities to ensure that the pledge is registered as soon as possible after submitting the application.

4.2	If there is a change in the pledge and it is necessary to change the record according to law, the pledgee and the pledgor shall make corresponding changes within five (5) working days from the date of the change of the recorded items, submit the relevant change registration documents, and go through the relevant change registration procedures at the administrative authority for industry and commerce where Party C is located.

4.3	During the term of pledge, the pledgor shall instruct Party C not to distribute any dividends or dividends, or approve any profit distribution plan; If the pledgor obtains an economic interest of any nature other than dividends, dividends or other profit distribution plans in respect of the pledged equity, the pledgor shall, at the request of the pledgee, remit such dividends, dividends or other profits directly to a bank account designated by the pledgee, subject to the supervision of the pledgee, and use them to guarantee contractual obligations and first settle the secured obligation.

4.4	During the term of Pledge, if the Pledgor subscribes for Party C’s new registered capital or transfers Party C’s equity held by other Pledgors (“New Equity”), the additional equity shall automatically become the pledged equity under this Agreement, and the Pledgor shall work ten (10) days after acquiring the new equity Complete all the procedures required to set up a pledge with the newly added equity within the day. If the pledgor fails to complete the relevant formalities in accordance with the foregoing, the pledgee has the right to immediately realize the pledge in accordance with the provisions of Article 8 of this Agreement.

4.5	If Party C is required to dissolve or liquidate in accordance with the mandatory provisions of Chinese law, any benefits distributed by the pledgor from Party C after Party C completes the dissolution or liquidation procedures in accordance with the law shall, at the request of the pledgee, be deposited into the pledgee’s designated account, be supervised by the pledgee, and be used to guarantee contractual obligations and first settle the secured debt; or (2) unconditionally gift to the pledgee or a person designated by the pledgee, provided that it does not violate Chinese law.

5.	Representations and warranties of the pledgor and Party C

When signature this Agreement, the pledgor and Party C jointly and respectively make the following representations and warranties to the pledgee, and confirm that the pledgee has signed and performed this Agreement in reliance on such representations and warranties:

5.1	The pledgor legally holds the pledged equity and has the right to provide the pledgee with the pledged equity as a pledge guarantee.

5.2	The pledgee has the right to exercise the pledge in the manner prescribed by laws and regulations and this Agreement.

5.3	The pledgor and Party C have obtained all necessary authorizations from the Company, government departments and third parties (if necessary) to sign this Agreement and perform their obligations under this Agreement, and the authorized representative signatory of this Agreement has been legally and validly authorized.

5.4	Except for this pledge, there is no other encumbrance or any form of third-party security interest (including but not limited to pledge) on the pledged equity.

5.5	Neither the execution, delivery nor performance of this Agreement will: (i) result in a violation of any relevant PRC law; (ii) contradicts Party C’s articles of association or other constitutive documents; (iii) results in a breach of any contract or document to which it is a party or to which it is a party, or constitutes a breach under any contract or document to which it is a party or to which it is a party; (iv) results in a breach of any condition relating to the grant and/or continued validity of any license or approval issued to any party; or (v) cause any license or approval issued to either party to be suspended or revoked or conditional.

5.6	There are no ongoing or likely civil, administrative or criminal proceedings, administrative penalties or arbitrations relating to the pledged shares.

5.7	There are no taxes or fees payable but not paid or legal procedures or formalities that should be completed but not completed in connection with the pledged shares.

5.8	The terms of this Agreement are the true intentions of the pledgor and Party C, and are legally binding on them.

6.	Commitment of the pledgor and Party C

6.1	During the validity period of this Agreement, the pledgor and Party C jointly and respectively undertake to the pledgee:

6.1.1	Except for the transfer of the pledged equity to the pledgee or a person designated by the pledgee at the request of the pledgee, the pledged equity shall not be transferred without the prior written consent of the pledgee, and any other encumbrance such as pledge or any form of third-party security interest shall not be created or permitted to exist on the pledged equity that may affect the rights and interests of the pledgee. No action shall be taken without the prior written consent of the pledgee that will cause, or may result in, changes in the pledged equity or rights attached to the pledged equity and which will or may have a material adverse effect on the pledgee’s rights under this Agreement.

6.1.2	Comply with and implement the provisions of all applicable laws and regulations, and upon receipt of a notice, instruction or recommendation issued or formulated by the relevant competent authority in respect of the pledge, issue such notice, instruction or recommendation to the pledgee within five (5) working days, and make such notice, instruction or recommendation in accordance with the pledgee’s reasonable instructions Let’s go.

6.1.3	Promptly notify the pledgee of any event or notice received that may affect the equity of the pledgor or any other rights under this Agreement, as well as any event or notice received that may change any of the pledgor’s obligations under this Agreement or that may affect the pledgor’s performance of its obligations under this Agreement, and take action in accordance with the pledgee’s reasonable instructions.

6.1.4	Party C shall complete the registration procedures for the extension of the Business Period within three (3) months before the expiration of the Business Term so that the validity of this Agreement can continue.

6.2	The pledgor agrees that it will ensure that the pledgee’s exercise of the pledgee’s rights under the terms of this Agreement is not interrupted or impaired by the pledgor or the pledgor’s successors or assigns or any other person.

6.3	The pledgor warrants to the pledgee that in order to protect or improve the guarantee of contractual obligations and secured debts under this Agreement, the pledgor will make all necessary amendments to Party C’s articles of association (if applicable), sign in good faith, and cause other parties interested in the pledge to sign all certificates of rights, contracts, and/or obligations required by the pledgee or perform and cause other interested parties to perform acts reasonably required by the pledgee, and facilitate the pledgee’s exercise of the pledge, sign all documents relating to changes to the share certificate with the pledgee or any third party designated by the pledgee, and provide the pledgee with all documents, notices, orders and decisions related to the pledge that it deems necessary within a reasonable period of time.

6.4	The pledgor warrants to the pledgee that the pledge will abide by and perform all warranties, undertakings, agreements and representations for the benefit of the pledgee. If the pledgor fails to perform or does not fully perform its promises, undertakings, agreements and representations, the pledgor shall compensate the pledge for all losses suffered thereby.

7.	Event of Default

7.1	The following shall be deemed to be an Event of Default:

7.1.1	Party C, or its successors or assigns, fail to pay any amounts due under each Agreement in full and on time, or the pledgor or its successors or assigns fail to perform its obligations under these Agreements;

7.1.2	any representation, warranty or undertaking made by the pledgor in Clauses 5 and 6 of this Agreement is materially misleading or erroneous, and/or the pledgor violates the representation, guarantee or undertaking in Clauses 5 and 6 of this Agreement;

7.1.3	The pledgor or Party C violates any of the terms of this Agreement and/or the respective agreements;

7.1.4	Except as provided in Paragraph 6.1.1 of this Agreement, the pledgor transfers or disposes of the pledged equity without obtaining the written consent of the pledgee;

7.1.5	Any loan, guarantee, compensation, commitment or other debt or liability of the pledgor itself is required to be repaid or performed in advance for any reason, or has matured but cannot be repaid or performed as scheduled, so that the pledgee has reason to believe that the pledgor’s ability to perform its obligations under this Agreement has been affected, and further affects the interests of the pledgee;

7.1.6	The pledgor is unable to repay general debts or other liabilities, and further affects the interests of the pledgee;

7.1.7	Due to the promulgation of relevant laws, this Agreement is illegal or the pledgor cannot continue to perform its obligations under this Agreement;

7.1.8	The consent, license, approval or authorization of any governmental authority necessary to make this Agreement legal, effective or enforceable is withdrawn, suspended, invalid or materially modified;

7.1.9	The pledgor’s ability to perform its obligations under this Agreement has been affected due to adverse changes in the property owned by the pledgee;

7.1.10	Other circumstances in which the pledgor cannot exercise or dispose of the pledge according to relevant laws.

7.2	If the Pledgor and/or Party C becomes aware of or discovers that any of the matters referred to in Clause 7.1 above or events that may lead to the foregoing have been or may occur, the Pledgor and/or Party C shall immediately notify the Pledgee in writing.

7.3	Unless the Event of Default under Clause 7.1 has been remedied by the pledgee within twenty (20) days after giving the pledgor and/or Party C’s notice of the breach requiring the pledgee to remedy such breach, at any time thereafter, the pledgee, A written notice of breach may be given to the pledgor requesting the exercise of the pledge pursuant to clause 8.

8.	Exercise of pledges

8.1	When the pledgee exercises the pledge, it shall give the pledgor a notice of breach of contract in accordance with the provisions of Clause 7.3 of this Agreement.

8.2	Subject to clause 7.3, the pledgee may exercise the pledge at any time after notice of default is given in accordance with clause 7.3. When the pledgee exercises the pledge, the pledgor no longer has any rights and interests related to the pledged equity.

8.3	The pledgee shall have the right to exercise its agreements under the laws of China after giving notice of breach of contract in accordance with paragraph 8.1 and all the remedies for breach of contract under the terms of this Agreement, including but not limited to selling the pledged shares at a discount, or receiving priority compensation for the price of auctioning or selling the shares. The pledgee shall not be liable for any loss resulting from its reasonable exercise of such rights and powers. The money obtained by the pledgee from the exercise of the pledge shall give priority to the payment of taxes payable due to the disposal of the pledged equity, the performance of contractual obligations to the pledgee and the repayment of the guarantee debt. If there is a balance after deducting the above amount, the pledgee shall return the balance to the pledgor or other person who has rights to the amount in accordance with relevant laws and regulations, or deposit it with the notary public office where the pledgor is located, and any costs arising therefrom shall be borne by the pledgor.

8.4	When the pledgee exercises the pledge in accordance with this Agreement, the pledgor and/or Party C shall not erect any obstacles and shall provide necessary assistance to enable the pledgee to realize its pledge. The pledgee has the right to appoint its lawyer or other agent in writing to exercise its pledge, and neither the pledgor nor Party C shall raise any objection thereto.

8.5	The pledgee has the right to choose to exercise any remedy for breach of contract enjoyed by it at the same time or successively, and the pledgee does not need to exercise other remedies for breach of contract before exercising its right under this Agreement to receive priority compensation for the proceeds from the discount of the pledged equity or the auction or sale of the pledged equity.

9.	Transfer of rights and obligations under agreement

9.1	Unless expressly agreed by the pledgee in writing in advance, the pledgor and Party C shall not have the right to assign any of their rights and/or obligations under this Agreement to a third party.

9.2	This Agreement shall be binding on the pledgor and its successors and shall be effective against the pledgee and its successors or assigns.

9.3	The pledgee may at any time assign all or any of its rights and obligations under these Agreements to any third party designated by it, in which case the assignee shall accordingly have and assume the rights and obligations of the pledgee under this Agreement. When the pledgee assigns its rights and obligations under each agreement, at the request of the pledgee, the pledgor shall sign the relevant agreement and/or documents for the transfer of such rights and obligations.

9.4	If the pledgee is changed due to the transfer of rights and obligations pursuant to Clause 9.3 of this Agreement, the pledgor and/or Party C shall sign a new pledge agreement with the new pledgee consistent with this Agreement, and the pledgor shall be responsible for all relevant registration formalities.

10.	Liability of Default

If the pledgor or Party C materially breaches any of the provisions made under this Agreement, the pledgee has the right to terminate this Agreement and/or require the pledgor or Party C to pay compensation of damages; This Section 10 shall not prejudice any other rights of the pledgee under this Agreement. If the pledgee violates any provision of this Agreement, the non-breaching party shall have the right to demand compensation of damages from the breaching party, but unless otherwise provided by law, neither the pledgor and/or Party C shall have any right to terminate or rescind this Agreement under any circumstances.

11.	Handling fees and other expense

Party C shall bear all costs and actual expenses related to this Agreement, including but not limited to legal fees, labor costs, stamp duty and any other taxes and fees.

12.	Force majeure

12.1	“Force Majeure Event” means any event beyond the reasonable control of a Party that is unavoidable under the reasonable attention of the affected Party, including but not limited to acts of government, natural forces, fire, explosion, storm, flooding, earthquakes, tides, lightning or war. However, insufficient creditworthiness, funding or financing shall not be deemed to be a matter beyond the reasonable control of a party. The liability of the party affected by the Force Majeure Event (hereinafter referred to as the “Affected Party”) shall be wholly or partially excluded, depending on the effect of the Force Majeure Event on this Agreement, and the affected Party seeking to be exempted from performance under this Agreement due to the Force Majeure Event shall be no later than ten years after the Force Majeure Event occurs (10) notify the other party of such force majeure event within a day, and the parties to the agreement shall negotiate to modify this agreement according to the impact of such force majeure event, and exempt the affected party from its obligations under this agreement in whole or in part.

12.2	The affected Party shall take appropriate measures to reduce or eliminate the effects of such Force Majeure Events and shall endeavour to restore performance of its obligations that have been delayed or hindered as a result of such Force Majeure Events. Once the Force Majeure Event is eliminated, the parties agree to use their best efforts to restore performance of their rights and obligations under this Agreement.

13.	Confidentiality

Each party acknowledges and determines that any oral or written information exchanged with respect to this Agreement, its contents, and the preparation or performance of this Agreement shall be deemed confidential. Each party shall keep all such Confidential Information confidential and shall not disclose any Confidential Information to any third party without the written consent of the other party, except that (a) any information known or to be known to the public (but not not). unauthorized disclosure to the public by one of the parties receiving the confidential information); (b) any information required to be disclosed pursuant to applicable laws and regulations, stock trading rules, or orders of government authorities or courts; or (c) information disclosed by either party to its shareholders, directors, employees, legal or financial advisers in connection with transactions described in this Agreement, and such shareholders, directors, employees, legal or financial advisers are subject to confidentiality obligations similar to these Terms. If any of the shareholders, directors, employees or hiring agencies of any party leaks the secrets, it shall be deemed to be a breach of secrets by that party and shall be liable for breach of contract in accordance with this Agreement.

14.	Governing Law and Dispute Resolution

14.1	This Agreement shall be governed by and construed in accordance with the laws of China (for the purposes of this Agreement only, excluding Hong Kong Special Administrative Region, Macau Special Administrative Region and Taiwan).

14.2	In the event of a dispute between the parties regarding the interpretation and performance of the terms under this Agreement, the Parties shall resolve the dispute through negotiation in good faith. If the negotiation fails, either party may submit the relevant dispute to the Shanghai International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules in force at that time. The arbitral award shall be final and binding on all parties to the agreement. The provisions of this section shall not be affected by the termination or rescission of this Agreement.

14.3	Except for matters in dispute between the parties, the parties shall continue to perform their other obligations in good faith in accordance with the provisions of this Agreement.

15.	Notice

Notices given by the parties to perform their rights and obligations under this Agreement shall be in writing and sent to the addresses listed below by personal delivery, registered mail, postage prepaid mail, approved courier service, or facsimile.

Party A: Shanghai Mihe Information Technology Co., Ltd

Address: [***];

Contact: [***]

Phone: [***]

Party B: Xu Jin

Residence address: [***];

Phone: [***]

Attn: [***]

Party C: Shanghai Jinxin Network Technology Co., Ltd

Registered address: Floor 3, No. 1 Building, Lane 500, Shengxia Road, Shanghai, China

Contact: [***]

Phone: [***]

If the notice is given by personal delivery, courier service, registered mail, or postage prepaid, the effective date of delivery shall be the date of dispatch or rejection at the address set as the notice. If the notice is sent by facsimile, the date of successful transmission shall be the date of effective delivery (which shall be evidenced by an automatically generated confirmation of transmission).

16.	Annex

The annexes listed in this Agreement are an integral part of this Agreement.

17.	Abstention

No failure or delay by the pledgee to exercise any right, remedy, power or privilege under this Agreement shall constitute a waiver of such right, remedy, power or privilege, and the pledgee’s exercise of any right, remedy, power or privilege, alone or in part, shall not preclude the pledgee’s exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges set forth in this Agreement are cumulative and shall not exclude the application of any rights, remedies, powers and privileges provided by law.

18.	Severability

If any one or more provisions of this Agreement are held to be invalid, illegal or unenforceable in any respect under any law or regulation, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or impaired in any respect. The parties shall, through good faith consultations, seek to replace those invalid, illegal, or unenforceable provisions with provisions permitted by law and to the fullest extent expected by the parties to have economic effects similar to those of those that are invalid, illegal or unenforceable.

19.	Others

19.1	The parties hereby acknowledge that this Agreement is a fair and reasonable agreement reached by the parties on the basis of equality and mutual benefit. If any provision of this Agreement is invalid or unenforceable due to inconsistency with applicable law, such provision shall be invalid or unenforceable only to the extent of relevant law and shall not affect the legal validity of the other provisions of this Agreement.

19.2	This Agreement shall be concluded in Chinese book, the original copy shall be in (4) copies, one copy for each party, and the remaining one copy shall be submitted to the administrative authority for industry and commerce where Party C is located for the record.

(There is no text below this page).

(This page has no text, it is the signature page of the “Equity interest pledge agreement”).

In consideration of the foregoing, each party has made this Agreement signed by its authorized representative on the date stated at the beginning of this document, and in full force and into effect.

Party A: Shanghai Mihe Information Technology Co., Ltd.

(Company Seal)

Signed by:	/s/ Xu Jin
Name:	Xu Jin
Position:	Legal representative

(This page has no text, it is the signature page of the “Equity interest pledge agreement”).

In consideration of the foregoing, each party has made this Agreement signed by its authorized representative on the date stated at the beginning of this document, and in full force and into effect.

Party B: Xu Jin

Signed by:	/s/ Xu Jin

(This page has no text, it is the signature page of the “Equity interest pledge agreement”).

In consideration of the foregoing, each party has made this Agreement signed by its authorized representative on the date stated at the beginning of this document, and in full force and into effect.

Party C: Shanghai Jinxin Network Technology Co., Ltd.

(Company Seal)

Signed by:	/s/ Xu Jin
Name:	Xu Jin
Position:	Legal representative

Annex

Register of Party C’s Shareholders

Company name: Shanghai Jinxin Network Technology Co., Ltd

The name or title of the shareholder	Xu Jin	ID number/registration number	[***]
Address of residence	[***]
Subscribed capital contribution		Shareholding ratio	Remark
RMB1,970,750		56.4165%	100% of the equity pledged to Shanghai Mihe Information Technology Co., Ltd

The name or title of the shareholder	Shanghai Rockbridge Investment Center (Limited Partnership).	ID number/unified social credit code	913101140820689645
Address of residence	Room J7059, 1st floor, Zone E, Building 4, No. 358_368 of Kefu Road, Jiading District, Shanghai, China
Subscribed capital contribution		Shareholding ratio	Remark
RMB 212,663		6.0879%	100% of the equity pledged to Shanghai Mihe Information Technology Co., Ltd

The name or title of the shareholder	Zhuhai Zhongguan Qianming Venture Capital Enterprise (Limited Partnership).	ID number/unified social credit code	914404000885585189
Address of residence	Room 6179, Floor 6, No. 169, Rongzhu Road, Hengqin New District, Zhuhai, China
Subscribed capital contribution		Shareholding ratio	Remark
RMB 314,557		9.0048%	100% of the equity pledged to Shanghai Mihe Information Technology Co., Ltd

The name or title of the shareholder	Zhu Haitong	ID number/registration number	[***]
Address of residence	[***]
Subscribed capital contribution		Shareholding ratio	Remark
RMB 62,796		1.7977%	100% of the equity pledged to Shanghai Mihe Information Technology Co., Ltd

The name or title of the shareholder	Beijing Tianzhi Ding Innovation and Investment Center (Limited Partnership).	ID number/unified social credit code	91110302351635614P
Address of residence	Room 806-01, Floor 8, Building 18, Courtyard 1, Disheng North Street, Beijing Economic and Technological Development Zone, Beijing, China
Subscribed capital contribution		Shareholding ratio	Remark
RMB 466,972		13.3680%	100% of the equity pledged to Shanghai Mihe Information Technology Co., Ltd

The name or title of the shareholder	Tibet Xiangyu Hetai Enterprise Management Co., Ltd	ID number/unified social credit code	911201165594522949
Address of residence	Room 1605, 16th Floor, Liuwu Building, Liuwu New District, Lhasa, Tibet, China.
Subscribed capital contribution		Shareholding ratio	Remark
RMB 465,476		13.3251%	100% of the equity pledged to Shanghai Mihe Information Technology Co., Ltd

Annotations:

This register of shareholders is prepared in accordance with the effective articles of association of Shanghai Jinxin Network Technology Co., Ltd. and the Equity Interest Pledge Agreement signed by Shanghai Jinxin Network Technology Co., Ltd. and its shareholder, Shanghai Mibox Information Technology Co., Ltd. on January 6, 2023.

Notes:

The original copy of this register of shareholders shall be in duplicate, and a copy of the original copy: one copy of the original shall be placed in Shanghai Jinxin Network Technology Co., Ltd.; A copy shall be stamped with the official seal of Shanghai Jinxin Network Technology Co., Ltd. and handed over to the pledgee, Shanghai Mihe Information Technology Co., Ltd. for safekeeping.

Shanghai Jinxin Network Technology Co., Ltd.
(Company Seal)

Legal representative (signed by):	/s/ Xu Jin

Equity Interest Pledge Agreement

This Interest Pledge Agreement (hereinafter referred to as the “Agreement”) is established by the following parties (hereinafter referred to as the “Parties”) in 2023 Signed on January 6 in Shanghai, People’s Republic of China (“China”).

Party A (Pledgee): Shanghai Mihe Information Technology Co., Ltd

Registered address: Room 102-1, Floor 1, No. 1 Building, Lane 500, Shengxia Road, Shanghai, China;

Legal representative: Xu Jin

Party B (Pledgor): Beijing Tianzhi Ding Chuang Investment Center (Limited Partnership)

Registered address: Room 806-1, Floor 8, Building 18, Courtyard 1, Disheng North Street, Beijing Economic and Technological Development Zone, Beijing, China;

Unified social credit code: 91110302351635614P

Party C: Shanghai Jinxin Network Technology Co., Ltd

Registered address: Floor 3, No. 1 Building, Lane 500, Shengxia Road, Shanghai, China

Legal representative: Xu Jin

WHEREAS:

1.	The pledgee is a wholly foreign-owned enterprise legally established and existing under the laws of the People’s Republic of China.

2.	Party C is a limited liability company legally established and existing under the laws of the People’s Republic of China.

3.	The amount of equity held by the pledgor in Party C is RMB466,972.

4.	The pledgee and Party C signed the 《Exclusive Technology and Consulting Service Agreement》 on September 26, 2018; The pledgee, the pledgor, Party C and other parties signed the《Exclusive Option Agreement》and the《Business Operation Agreement》 on the same day; The pledgee, the pledgor, Party C and other parties entered into a variation agreement to the above agreements on January 6, 2023.

5.	In order to ensure that the pledgee normally collects from Party C the fees stipulated in the《Exclusive Technology and Consulting Service Agreement》, and to ensure that Party C and the pledgor perform their obligations under each Agreement (as defined below), the Pledgor agrees to perform the agreements with the Pledgee with respect to Party C and the Pledgor in accordance with the provisions of this Agreement The obligations under are pledged as security.

Accordingly, the parties to the agreement, after friendly consultation and in accordance with the principle of equality and mutual benefit, reach the following agreement to abide by:

1.	definition

Except as otherwise provided in this Agreement, the following terms shall be construed as follows:

1.1	Pledge: means all the contents listed in Article 2.3 of this Agreement.

1.2	Pledged Equity Interest: means the equity interest of Party C lawfully held by the pledgor in the amount of RMB 466,972 and all present and future rights and interests based on such equity.

1.3	Each Agreement: refers to the 《Exclusive Technology and Consulting Service Agreement》 signed between the pledgee and Party C on September 26, 2018, as well as the 《Exclusive Option Agreement》 and the 《Business Operation Agreement》 signed by the parties on the same date including modifications, revisions or restatements of the above documents).

1.4	Event of Default: means any of the circumstances listed in clause 7 of this Agreement.

1.5	Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

1.6	Contractual Obligations: Indicates all obligations of the pledge and Party C under each Agreement and this Agreement.

1.7	Term of Pledge: means the period specified in Article 3.1 of this Agreement.

2.	Pledge

2.1	The pledgor agrees to pledge all the pledged equity interest to the pledgee in accordance with the provisions of this Agreement as a guarantee for the performance of contractual obligations and repayment of the secured debt. Party C hereby agrees that the pledgor shall pledge the pledged equity interest to the pledgee in accordance with the provisions of this Agreement.

2.2	The scope of the equity pledge under this Agreement shall be all obligations and all fees payable by Party C and/or the pledgor to the pledgee under each Agreement, and all direct, indirect and derivative losses and loss of anticipated benefits suffered by the pledgee as a result of any event of default by the pledgor and/or Party C (the amount of such loss is based on the pledgee’s reasonable business plan and profit forecast, the service fees payable by Party C under the 《Exclusive Technology and Consulting Service Agreement》, and all expenses incurred by the pledgee to compel the pledgor and/or Party C to perform its contractual obligations), and the liability of Party C and/or the Pledgor to the pledgee (collectively, the “Secured Obligations”) in the event that the agreements are invalid in whole or in part for any reason.

2.3	The pledge under this Agreement refers to the security interest enjoyed by the pledgee in accordance with Article 2 of this Agreement, that is, the right enjoyed by the pledgee to receive priority compensation for the price obtained from the discount, auction or sale of the pledged equity.

3.	Entry into force and termination

3.1	This Agreement shall be established and take effect on the date of signature and seal of all parties to the Agreement. The pledge under this Agreement will take effect on the date on which the administrative authority for industry and commerce where Party C is located completes the registration formalities for the equity pledge, and the validity period of the pledge shall continue until all contractual obligations have been fulfilled and all secured obligations have been paid.

3.2	During the term of pledge, if the pledgor and/or Party C fails to perform its contractual obligations or pay the secured debt, the pledgee shall have the right but not the obligation to exercise the pledge in accordance with the provisions of this Agreement after reasonable notice.

3.3	After the pledgor and Party C have fully and fully performed all contractual obligations and settled all secured obligations, the pledgee shall, at the request of the pledgor, release the pledge of the pledged equity under this Agreement within a reasonable and practicable time as soon as possible, and cooperate with the pledgor to cancel the registration of the equity pledge made in Party C’s register of shareholders and the cancellation of the pledge registration with the relevant administrative department for Industry and Commerce. The provisions of Sections 10, 13 and 14 of this Agreement shall survive termination of this Agreement.

4.	Possession, custody and registration of pledge documents

4.1	The pledgor shall, within three (3) working days from the date of signature this Agreement or such other time as agreed upon by the parties to the Agreement, deliver the certificate of equity contribution (original) of Party C to the pledgee for safekeeping, and submit to the pledgee that the pledge under this Agreement has been made Certificates duly registered on Party C’s register of shareholders (see Annex) and apply to the appropriate administrative authority for industry and commerce for registration of pledges under this Agreement within ten (10) working days from the date of signature this Agreement. The parties jointly confirm that in order to complete the formalities for the industrial and commercial registration of equity pledge, each party shall submit this Agreement or an Equity interest pledge agreement signed in the form required by the administrative department for industry and commerce where Party C is located and truly reflects the pledge information under this Agreement (the “Industrial and Commercial Registration Pledge Contract”). If it is submitted to the administrative authority for industry and commerce, and the matters not stipulated in the industrial and commercial registration pledge contract shall still be subject to the provisions of this agreement. The pledgor and Party C shall, in accordance with Chinese laws and regulations and the requirements of the relevant administrative authorities for industry and commerce, submit all necessary documents and go through all necessary formalities to ensure that the pledge is registered as soon as possible after submitting the application.

4.2	If there is a change in the pledge and it is necessary to change the record according to law, the pledgee and the pledgor shall make corresponding changes within five (5) working days from the date of the change of the recorded items, submit the relevant change registration documents, and go through the relevant change registration procedures at the administrative authority for industry and commerce where Party C is located.

4.3	During the term of pledge, the pledgor shall instruct Party C not to distribute any dividends or dividends, or approve any profit distribution plan; If the pledgor obtains an economic interest of any nature other than dividends, dividends or other profit distribution plans in respect of the pledged equity, the pledgor shall, at the request of the pledgee, remit such dividends, dividends or other profits directly to a bank account designated by the pledgee, subject to the supervision of the pledgee, and use them to guarantee contractual obligations and first settle the secured obligation.

4.4	During the term of Pledge, if the Pledgor subscribes for Party C’s new registered capital or transfers Party C’s equity held by other Pledgors (“New Equity”), the additional equity shall automatically become the pledged equity under this Agreement, and the Pledgor shall work ten (10) days after acquiring the new equity Complete all the procedures required to set up a pledge with the newly added equity within the day. If the pledgor fails to complete the relevant formalities in accordance with the foregoing, the pledgee has the right to immediately realize the pledge in accordance with the provisions of Article 8 of this Agreement.

4.5	If Party C is required to dissolve or liquidate in accordance with the mandatory provisions of Chinese law, any benefits distributed by the pledgor from Party C after Party C completes the dissolution or liquidation procedures in accordance with the law shall, at the request of the pledgee, be deposited into the pledgee’s designated account, be supervised by the pledgee, and be used to guarantee contractual obligations and first settle the secured debt; or (2) unconditionally gift to the pledgee or a person designated by the pledgee, provided that it does not violate Chinese law.

5.	Representations and warranties of the pledgor and Party C

When signature this Agreement, the pledgor and Party C jointly and respectively make the following representations and warranties to the pledgee, and confirm that the pledgee has signed and performed this Agreement in reliance on such representations and warranties:

5.1	The pledgor legally holds the pledged equity and has the right to provide the pledgee with the pledged equity as a pledge guarantee.

5.2	The pledgee has the right to exercise the pledge in the manner prescribed by laws and regulations and this Agreement.

5.3	The pledgor and Party C have obtained all necessary authorizations from the Company, government departments and third parties (if necessary) to sign this Agreement and perform their obligations under this Agreement, and the authorized representative signatory of this Agreement has been legally and validly authorized.

5.4	Except for this pledge, there is no other encumbrance or any form of third-party security interest (including but not limited to pledge) on the pledged equity.

5.5	Neither the execution, delivery nor performance of this Agreement will: (i) result in a violation of any relevant PRC law; (ii) contradicts Party C’s articles of association or other constitutive documents; (iii) results in a breach of any contract or document to which it is a party or to which it is a party, or constitutes a breach under any contract or document to which it is a party or to which it is a party; (iv) results in a breach of any condition relating to the grant and/or continued validity of any license or approval issued to any party; or (v) cause any license or approval issued to either party to be suspended or revoked or conditional.

5.6	There are no ongoing or likely civil, administrative or criminal proceedings, administrative penalties or arbitrations relating to the pledged shares.

5.7	There are no taxes or fees payable but not paid or legal procedures or formalities that should be completed but not completed in connection with the pledged shares.

5.8	The terms of this Agreement are the true intentions of the pledgor and Party C, and are legally binding on them.

6.	Commitment of the pledgor and Party C

6.1	During the validity period of this Agreement, the pledgor and Party C jointly and respectively undertake to the pledgee:

6.1.1	Except for the transfer of the pledged equity to the pledgee or a person designated by the pledgee at the request of the pledgee, the pledged equity shall not be transferred without the prior written consent of the pledgee, and any other encumbrance such as pledge or any form of third-party security interest shall not be created or permitted to exist on the pledged equity that may affect the rights and interests of the pledgee. No action shall be taken without the prior written consent of the pledgee that will cause, or may result in, changes in the pledged equity or rights attached to the pledged equity and which will or may have a material adverse effect on the pledgee’s rights under this Agreement.

6.1.2	Comply with and implement the provisions of all applicable laws and regulations, and upon receipt of a notice, instruction or recommendation issued or formulated by the relevant competent authority in respect of the pledge, issue such notice, instruction or recommendation to the pledgee within five (5) working days, and make such notice, instruction or recommendation in accordance with the pledgee’s reasonable instructions Let’s go.

6.1.3	Promptly notify the pledgee of any event or notice received that may affect the equity of the pledgor or any other rights under this Agreement, as well as any event or notice received that may change any of the pledgor’s obligations under this Agreement or that may affect the pledgor’s performance of its obligations under this Agreement, and take action in accordance with the pledgee’s reasonable instructions.

6.1.4	Party C shall complete the registration procedures for the extension of the Business Period within three (3) months before the expiration of the Business Term so that the validity of this Agreement can continue.

6.2	The pledgor agrees that it will ensure that the pledgee’s exercise of the pledgee’s rights under the terms of this Agreement is not interrupted or impaired by the pledgor or the pledgor’s successors or assigns or any other person.

6.3	The pledgor warrants to the pledgee that in order to protect or improve the guarantee of contractual obligations and secured debts under this Agreement, the pledgor will make all necessary amendments to Party C’s articles of association (if applicable), sign in good faith, and cause other parties interested in the pledge to sign all certificates of rights, contracts, and/or obligations required by the pledgee or perform and cause other interested parties to perform acts reasonably required by the pledgee, and facilitate the pledgee’s exercise of the pledge, sign all documents relating to changes to the share certificate with the pledgee or any third party designated by the pledgee, and provide the pledgee with all documents, notices, orders and decisions related to the pledge that it deems necessary within a reasonable period of time.

6.4	The pledgor warrants to the pledgee that the pledge will abide by and perform all warranties, undertakings, agreements and representations for the benefit of the pledgee. If the pledgor fails to perform or does not fully perform its promises, undertakings, agreements and representations, the pledgor shall compensate the pledge for all losses suffered thereby.

7.	7. Event of Default

7.1	The following shall be deemed to be an Event of Default:

7.1.1	Party C, or its successors or assigns, fail to pay any amounts due under each Agreement in full and on time, or the pledgor or its successors or assigns fail to perform its obligations under these Agreements;

7.1.2	any representation, warranty or undertaking made by the pledgor in Clauses 5 and 6 of this Agreement is materially misleading or erroneous, and/or the pledgor violates the representation, guarantee or undertaking in Clauses 5 and 6 of this Agreement;

7.1.3	The pledgor or Party C violates any of the terms of this Agreement and/or the respective agreements;

7.1.4	Except as provided in Paragraph 6.1.1 of this Agreement, the pledgor transfers or disposes of the pledged equity without obtaining the written consent of the pledgee;

7.1.5	Any loan, guarantee, compensation, commitment or other debt or liability of the pledgor itself is required to be repaid or performed in advance for any reason, or has matured but cannot be repaid or performed as scheduled, so that the pledgee has reason to believe that the pledgor’s ability to perform its obligations under this Agreement has been affected, and further affects the interests of the pledgee;

7.1.6	The pledgor is unable to repay general debts or other liabilities, and further affects the interests of the pledgee;

7.1.7	Due to the promulgation of relevant laws, this Agreement is illegal or the pledgor cannot continue to perform its obligations under this Agreement;

7.1.8	The consent, license, approval or authorization of any governmental authority necessary to make this Agreement legal, effective or enforceable is withdrawn, suspended, invalid or materially modified;

7.1.9	The pledgor’s ability to perform its obligations under this Agreement has been affected due to adverse changes in the property owned by the pledgee;

7.1.10	Other circumstances in which the pledgor cannot exercise or dispose of the pledge according to relevant laws.

7.2	If the Pledgor and/or Party C becomes aware of or discovers that any of the matters referred to in Clause 7.1 above or events that may lead to the foregoing have been or may occur, the Pledgor and/or Party C shall immediately notify the Pledgee in writing.

7.3	Unless the Event of Default under Clause 7.1 has been remedied by the pledgee within twenty (20) days after giving the pledgor and/or Party C’s notice of the breach requiring the pledgee to remedy such breach, at any time thereafter, the pledgee, A written notice of breach may be given to the pledgor requesting the exercise of the pledge pursuant to clause 8.

8.	Exercise of pledges

8.1	When the pledgee exercises the pledge, it shall give the pledgor a notice of breach of contract in accordance with the provisions of Clause 7.3 of this Agreement.

8.2	Subject to clause 7.3, the pledgee may exercise the pledge at any time after notice of default is given in accordance with clause 7.3. When the pledgee exercises the pledge, the pledgor no longer has any rights and interests related to the pledged equity.

8.3	The pledgee shall have the right to exercise its agreements under the laws of China after giving notice of breach of contract in accordance with paragraph 8.1 and all the remedies for breach of contract under the terms of this Agreement, including but not limited to selling the pledged shares at a discount, or receiving priority compensation for the price of auctioning or selling the shares. The pledgee shall not be liable for any loss resulting from its reasonable exercise of such rights and powers. The money obtained by the pledgee from the exercise of the pledge shall give priority to the payment of taxes payable due to the disposal of the pledged equity, the performance of contractual obligations to the pledgee and the repayment of the guarantee debt. If there is a balance after deducting the above amount, the pledgee shall return the balance to the pledgor or other person who has rights to the amount in accordance with relevant laws and regulations, or deposit it with the notary public office where the pledgor is located, and any costs arising therefrom shall be borne by the pledgor.

8.4	When the pledgee exercises the pledge in accordance with this Agreement, the pledgor and/or Party C shall not erect any obstacles and shall provide necessary assistance to enable the pledgee to realize its pledge. The pledgee has the right to appoint its lawyer or other agent in writing to exercise its pledge, and neither the pledgor nor Party C shall raise any objection thereto.

8.5	The pledgee has the right to choose to exercise any remedy for breach of contract enjoyed by it at the same time or successively, and the pledgee does not need to exercise other remedies for breach of contract before exercising its right under this Agreement to receive priority compensation for the proceeds from the discount of the pledged equity or the auction or sale of the pledged equity.

9.	Transfer of rights and obligations under agreement

9.1	Unless expressly agreed by the pledgee in writing in advance, the pledgor and Party C shall not have the right to assign any of their rights and/or obligations under this Agreement to a third party.

9.2	This Agreement shall be binding on the pledgor and its successors and shall be effective against the pledgee and its successors or assigns.

9.3	The pledgee may at any time assign all or any of its rights and obligations under these Agreements to any third party designated by it, in which case the assignee shall accordingly have and assume the rights and obligations of the pledgee under this Agreement. When the pledgee assigns its rights and obligations under each agreement, at the request of the pledgee, the pledgor shall sign the relevant agreement and/or documents for the transfer of such rights and obligations.

9.4	If the pledgee is changed due to the transfer of rights and obligations pursuant to Clause 9.3 of this Agreement, the pledgor and/or Party C shall sign a new pledge agreement with the new pledgee consistent with this Agreement, and the pledgor shall be responsible for all relevant registration formalities.

10.	Liability of Default

If the pledgor or Party C materially breaches any of the provisions made under this Agreement, the pledgee has the right to terminate this Agreement and/or require the pledgor or Party C to pay compensation of damages; This Section 10 shall not prejudice any other rights of the pledgee under this Agreement. If the pledgee violates any provision of this Agreement, the non-breaching party shall have the right to demand compensation of damages from the breaching party, but unless otherwise provided by law, neither the pledgor and/or Party C shall have any right to terminate or rescind this Agreement under any circumstances.

11.	Handling fees and other expense

Party C shall bear all costs and actual expenses related to this Agreement, including but not limited to legal fees, labor costs, stamp duty and any other taxes and fees.

12.	Force majeure

12.1	“Force Majeure Event” means any event beyond the reasonable control of a Party that is unavoidable under the reasonable attention of the affected Party, including but not limited to acts of government, natural forces, fire, explosion, storm, flooding, earthquakes, tides, lightning or war. However, insufficient creditworthiness, funding or financing shall not be deemed to be a matter beyond the reasonable control of a party. The liability of the party affected by the Force Majeure Event (hereinafter referred to as the “Affected Party”) shall be wholly or partially excluded, depending on the effect of the Force Majeure Event on this Agreement, and the affected Party seeking to be exempted from performance under this Agreement due to the Force Majeure Event shall be no later than ten years after the Force Majeure Event occurs (10) notify the other party of such force majeure event within a day, and the parties to the agreement shall negotiate to modify this agreement according to the impact of such force majeure event, and exempt the affected party from its obligations under this agreement in whole or in part.

12.2	The affected Party shall take appropriate measures to reduce or eliminate the effects of such Force Majeure Events and shall endeavour to restore performance of its obligations that have been delayed or hindered as a result of such Force Majeure Events. Once the Force Majeure Event is eliminated, the parties agree to use their best efforts to restore performance of their rights and obligations under this Agreement.

13.	Confidentiality

Each party acknowledges and determines that any oral or written information exchanged with respect to this Agreement, its contents, and the preparation or performance of this Agreement shall be deemed confidential. Each party shall keep all such Confidential Information confidential and shall not disclose any Confidential Information to any third party without the written consent of the other party, except that (a) any information known or to be known to the public (but not not). unauthorized disclosure to the public by one of the parties receiving the confidential information); (b) any information required to be disclosed pursuant to applicable laws and regulations, stock trading rules, or orders of government authorities or courts; or (c) information disclosed by either party to its shareholders, directors, employees, legal or financial advisers in connection with transactions described in this Agreement, and such shareholders, directors, employees, legal or financial advisers are subject to confidentiality obligations similar to these Terms. If any of the shareholders, directors, employees or hiring agencies of any party leaks the secrets, it shall be deemed to be a breach of secrets by that party and shall be liable for breach of contract in accordance with this Agreement.

14.	Governing Law and Dispute Resolution

14.1	This Agreement shall be governed by and construed in accordance with the laws of China (for the purposes of this Agreement only, excluding Hong Kong Special Administrative Region, Macau Special Administrative Region and Taiwan).

14.2	In the event of a dispute between the parties regarding the interpretation and performance of the terms under this Agreement, the Parties shall resolve the dispute through negotiation in good faith. If the negotiation fails, either party may submit the relevant dispute to the Shanghai International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules in force at that time. The arbitral award shall be final and binding on all parties to the agreement. The provisions of this section shall not be affected by the termination or rescission of this Agreement.

14.3	Except for matters in dispute between the parties, the parties shall continue to perform their other obligations in good faith in accordance with the provisions of this Agreement.

15.	Notice

Notices given by the parties to perform their rights and obligations under this Agreement shall be in writing and sent to the addresses listed below by personal delivery, registered mail, postage prepaid mail, approved courier service, or facsimile.

Party A: Shanghai Mihe Information Technology Co., Ltd

Address: [***];

Contact: [***]

Phone: [***]

Party B: Beijing Tianzhi Ding Chuang Investment Center (Limited Partnership)

Mail address: [***];

Phone: [***]

Attn: [***]

Party C: Shanghai Jinxin Network Technology Co., Ltd

Registered address: Floor 3, No. 1 Building, Lane 500, Shengxia Road, Shanghai, China

Contact: [***]

Phone: [***]

If the notice is given by personal delivery, courier service, registered mail, or postage prepaid, the effective date of delivery shall be the date of dispatch or rejection at the address set as the notice. If the notice is sent by facsimile, the date of successful transmission shall be the date of effective delivery (which shall be evidenced by an automatically generated confirmation of transmission).

16.	Annex

The annexes listed in this Agreement are an integral part of this Agreement.

17.	Abstention

No failure or delay by the pledgee to exercise any right, remedy, power or privilege under this Agreement shall constitute a waiver of such right, remedy, power or privilege, and the pledgee’s exercise of any right, remedy, power or privilege, alone or in part, shall not preclude the pledgee’s exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges set forth in this Agreement are cumulative and shall not exclude the application of any rights, remedies, powers and privileges provided by law.

18.	Severability

If any one or more provisions of this Agreement are held to be invalid, illegal or unenforceable in any respect under any law or regulation, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or impaired in any respect. The parties shall, through good faith consultations, seek to replace those invalid, illegal, or unenforceable provisions with provisions permitted by law and to the fullest extent expected by the parties to have economic effects similar to those of those that are invalid, illegal or unenforceable.

19.	Others

19.1	The parties hereby acknowledge that this Agreement is a fair and reasonable agreement reached by the parties on the basis of equality and mutual benefit. If any provision of this Agreement is invalid or unenforceable due to inconsistency with applicable law, such provision shall be invalid or unenforceable only to the extent of relevant law and shall not affect the legal validity of the other provisions of this Agreement.

19.2	This Agreement shall be concluded in Chinese book, the original copy shall be in (4) copies, one copy for each party, and the remaining one copy shall be submitted to the administrative authority for industry and commerce where Party C is located for the record.

(There is no text below this page).

(This page has no text, it is the signature page of the “Equity interest pledge agreement”).

In consideration of the foregoing, each party has made this Agreement signed by its authorized representative on the date stated at the beginning of this document, and in full force and into effect.

Party A: Shanghai Mihe Information Technology Co., Ltd.

(Company Seal)

Signed by:	/s/ Xu Jin
Name:	Xu Jin
Position:	Legal representative

(This page has no text, it is the signature page of the “Equity interest pledge agreement”).

In consideration of the foregoing, each party has made this Agreement signed by its authorized representative on the date stated at the beginning of this document, and in full force and into effect.

Party B: Beijing Tianzhi Ding Chuang Investment Center (Limited Partnership)

(Company Seal)

Signed by the authorized Representative:	/s/ E Lixin

(This page has no text, it is the signature page of the “Equity interest pledge agreement”).

In consideration of the foregoing, each party has made this Agreement signed by its authorized representative on the date stated at the beginning of this document, and in full force and into effect.

Party C: Shanghai Jinxin Network Technology Co., Ltd.

(Company Seal)

Signed by:	/s/ Xu Jin
Name:	Xu Jin
Position:	Legal representative

Annex

Register of Party C’s Shareholders

Company name: Shanghai Jinxin Network Technology Co., Ltd

The name or title of the shareholder	Xu Jin	ID number/registration number	[***]
Address of residence	[***]
Subscribed capital contribution		Shareholding ratio	Remark
RMB 1,970,750		56.4165%	100% of the equity pledged to Shanghai Mihe Information Technology Co., Ltd

The name or title of the shareholder	Shanghai Rockbridge Investment Center (Limited Partnership).	ID number/unified social credit code	913101140820689645
Address of residence	Room J7059, 1st floor, Zone E, Building 4, No. 358_368 of Kefu Road, Jiading District, Shanghai, China
Subscribed capital contribution		Shareholding ratio	Remark
RMB 212,663		6.0879%	100% of the equity pledged to Shanghai Mihe Information Technology Co., Ltd

The name or title of the shareholder	Zhuhai Zhongguan Qianming Venture Capital Enterprise (Limited Partnership).	ID number/unified social credit code	914404000885585189
Address of residence	Room 6179, Floor 6, No. 169, Rongzhu Road, Hengqin New District, Zhuhai, China
Subscribed capital contribution		Shareholding ratio	Remark
RMB 314,557		9.0048%	100% of the equity pledged to Shanghai Mihe Information Technology Co., Ltd

The name or title of the shareholder	Zhu Haitong	ID number/registration number	[***]
Address of residence	[***]
Subscribed capital contribution		Shareholding ratio	Remark
RMB 62,796		1.7977%	100% of the equity pledged to Shanghai Mihe Information Technology Co., Ltd

The name or title of the shareholder	Beijing Tianzhi Ding Innovation and Investment Center (Limited Partnership).	ID number/unified social credit code	91110302351635614P
Address of residence	Room 806-01, Floor 8, Building 18, Courtyard 1, Disheng North Street, Beijing Economic and Technological Development Zone, Beijing, China
Subscribed capital contribution		Shareholding ratio	Remark
RMB 466,972		13.3680%	100% of the equity pledged to Shanghai Mihe Information Technology Co., Ltd

The name or title of the shareholder	Tibet Xiangyu Hetai Enterprise Management Co., Ltd	ID number/unified social credit code	911201165594522949
Address of residence	Room 1605, 16th Floor, Liuwu Building, Liuwu New District, Lhasa, Tibet, China.
Subscribed capital contribution		Shareholding ratio	Remark
RMB 465,476		13.3251%	100% of the equity pledged to Shanghai Mihe Information Technology Co., Ltd

Annotations:

This register of shareholders is prepared in accordance with the effective articles of association of Shanghai Jinxin Network Technology Co., Ltd. and the Equity Interest Pledge Agreement signed by Shanghai Jinxin Network Technology Co., Ltd. and its shareholder, Shanghai Mibox Information Technology Co., Ltd. on January 6, 2023.

Notes:

The original copy of this register of shareholders shall be in duplicate, and a copy of the original copy: one copy of the original shall be placed in Shanghai Jinxin Network Technology Co., Ltd.; A copy shall be stamped with the official seal of Shanghai Jinxin Network Technology Co., Ltd. and handed over to the pledgee, Shanghai Mihe Information Technology Co., Ltd. for safekeeping.

Shanghai Jinxin Network Technology Co., Ltd.
(Company Seal)

Legal representative (signed by):	/s/ Xu Jin

Equity Interest Pledge Agreement

This Interest Pledge Agreement (hereinafter referred to as the “Agreement”) is established by the following parties (hereinafter referred to as the “Parties”) in 2023 Signed on January 6 in Shanghai, People’s Republic of China (“China”).

Party A (Pledgee): Shanghai Mihe Information Technology Co., Ltd

Registered address: Room 102-1, Floor 1, No. 1 Building, Lane 500, Shengxia Road, Shanghai, China;

Legal representative: Xu Jin

Party B (Pledgor): Tibet Xiangyu Hetai Enterprise Management Co., Ltd

Registered address: Room 1605, 16th Floor, Liuwu Building, Liuwu New District, Lhasa, Tibet, China.

Unified social credit code: 911201165594522949

Party C: Shanghai Jinxin Network Technology Co., Ltd

Registered address: Floor 3, No. 1 Building, Lane 500, Shengxia Road, Shanghai, China

Legal representative: Xu Jin

WHEREAS:

1.	The pledgee is a wholly foreign-owned enterprise legally established and existing under the laws of the People’s Republic of China.

2.	Party C is a limited liability company legally established and existing under the laws of the People’s Republic of China.

3.	The amount of equity held by the pledgor in Party C is RMB465,476.

4.	The pledgee and Party C signed the 《Exclusive Technology and Consulting Service Agreement》 on September 26, 2018; The pledgee, the pledgor, Party C and other parties signed the《Exclusive Option Agreement》and the《Business Operation Agreement》 on the same day; The pledgee, the pledgor, Party C and other parties entered into a variation agreement to the above agreements on January 6, 2023.

5.	In order to ensure that the pledgee normally collects from Party C the fees stipulated in the《Exclusive Technology and Consulting Service Agreement》, and to ensure that Party C and the pledgor perform their obligations under each Agreement (as defined below), the Pledgor agrees to perform the agreements with the Pledgee with respect to Party C and the Pledgor in accordance with the provisions of this Agreement The obligations under are pledged as security.

Accordingly, the parties to the agreement, after friendly consultation and in accordance with the principle of equality and mutual benefit, reach the following agreement to abide by:

1.	definition

Except as otherwise provided in this Agreement, the following terms shall be construed as follows:

1.1	Pledge: means all the contents listed in Article 2.3 of this Agreement.

1.2	Pledged Equity Interest: means the equity interest of Party C lawfully held by the pledgor in the amount of RMB 465,476 and all present and future rights and interests based on such equity.

1.3	Each Agreement: refers to the 《Exclusive Technology and Consulting Service Agreement》 signed between the pledgee and Party C on September 26, 2018, as well as the 《Exclusive Option Agreement》 and the 《Business Operation Agreement》 signed by the parties on the same date including modifications, revisions or restatements of the above documents).

1.4	Event of Default: means any of the circumstances listed in clause 7 of this Agreement.

1.5	Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

1.6	Contractual Obligations: Indicates all obligations of the pledge and Party C under each Agreement and this Agreement.

1.7	Term of Pledge: means the period specified in Article 3.1 of this Agreement.

2.	Pledge

2.1	The pledgor agrees to pledge all the pledged equity interest to the pledgee in accordance with the provisions of this Agreement as a guarantee for the performance of contractual obligations and repayment of the secured debt. Party C hereby agrees that the pledgor shall pledge the pledged equity interest to the pledgee in accordance with the provisions of this Agreement.

2.2	The scope of the equity pledge under this Agreement shall be all obligations and all fees payable by Party C and/or the pledgor to the pledgee under each Agreement, and all direct, indirect and derivative losses and loss of anticipated benefits suffered by the pledgee as a result of any event of default by the pledgor and/or Party C (the amount of such loss is based on the pledgee’s reasonable business plan and profit forecast, the service fees payable by Party C under the 《Exclusive Technology and Consulting Service Agreement》, and all expenses incurred by the pledgee to compel the pledgor and/or Party C to perform its contractual obligations), and the liability of Party C and/or the Pledgor to the pledgee (collectively, the “Secured Obligations”) in the event that the agreements are invalid in whole or in part for any reason.

2.3	The pledge under this Agreement refers to the security interest enjoyed by the pledgee in accordance with Article 2 of this Agreement, that is, the right enjoyed by the pledgee to receive priority compensation for the price obtained from the discount, auction or sale of the pledged equity.

3.	Entry into force and termination

3.1	This Agreement shall be established and take effect on the date of signature and seal of all parties to the Agreement. The pledge under this Agreement will take effect on the date on which the administrative authority for industry and commerce where Party C is located completes the registration formalities for the equity pledge, and the validity period of the pledge shall continue until all contractual obligations have been fulfilled and all secured obligations have been paid.

3.2	During the term of pledge, if the pledgor and/or Party C fails to perform its contractual obligations or pay the secured debt, the pledgee shall have the right but not the obligation to exercise the pledge in accordance with the provisions of this Agreement after reasonable notice.

3.3	After the pledgor and Party C have fully and fully performed all contractual obligations and settled all secured obligations, the pledgee shall, at the request of the pledgor, release the pledge of the pledged equity under this Agreement within a reasonable and practicable time as soon as possible, and cooperate with the pledgor to cancel the registration of the equity pledge made in Party C’s register of shareholders and the cancellation of the pledge registration with the relevant administrative department for Industry and Commerce. The provisions of Sections 10, 13 and 14 of this Agreement shall survive termination of this Agreement.

4.	Possession, custody and registration of pledge documents

4.1	The pledgor shall, within three (3) working days from the date of signature this Agreement or such other time as agreed upon by the parties to the Agreement, deliver the certificate of equity contribution (original) of Party C to the pledgee for safekeeping, and submit to the pledgee that the pledge under this Agreement has been made Certificates duly registered on Party C’s register of shareholders (see Annex) and apply to the appropriate administrative authority for industry and commerce for registration of pledges under this Agreement within ten (10) working days from the date of signature this Agreement. The parties jointly confirm that in order to complete the formalities for the industrial and commercial registration of equity pledge, each party shall submit this Agreement or an Equity interest pledge agreement signed in the form required by the administrative department for industry and commerce where Party C is located and truly reflects the pledge information under this Agreement (the “Industrial and Commercial Registration Pledge Contract”). If it is submitted to the administrative authority for industry and commerce, and the matters not stipulated in the industrial and commercial registration pledge contract shall still be subject to the provisions of this agreement. The pledgor and Party C shall, in accordance with Chinese laws and regulations and the requirements of the relevant administrative authorities for industry and commerce, submit all necessary documents and go through all necessary formalities to ensure that the pledge is registered as soon as possible after submitting the application.

4.2	If there is a change in the pledge and it is necessary to change the record according to law, the pledgee and the pledgor shall make corresponding changes within five (5) working days from the date of the change of the recorded items, submit the relevant change registration documents, and go through the relevant change registration procedures at the administrative authority for industry and commerce where Party C is located.

4.3	During the term of pledge, the pledgor shall instruct Party C not to distribute any dividends or dividends, or approve any profit distribution plan; If the pledgor obtains an economic interest of any nature other than dividends, dividends or other profit distribution plans in respect of the pledged equity, the pledgor shall, at the request of the pledgee, remit such dividends, dividends or other profits directly to a bank account designated by the pledgee, subject to the supervision of the pledgee, and use them to guarantee contractual obligations and first settle the secured obligation.

4.4	During the term of Pledge, if the Pledgor subscribes for Party C’s new registered capital or transfers Party C’s equity held by other Pledgors (“New Equity”), the additional equity shall automatically become the pledged equity under this Agreement, and the Pledgor shall work ten (10) days after acquiring the new equity Complete all the procedures required to set up a pledge with the newly added equity within the day. If the pledgor fails to complete the relevant formalities in accordance with the foregoing, the pledgee has the right to immediately realize the pledge in accordance with the provisions of Article 8 of this Agreement.

4.5	If Party C is required to dissolve or liquidate in accordance with the mandatory provisions of Chinese law, any benefits distributed by the pledgor from Party C after Party C completes the dissolution or liquidation procedures in accordance with the law shall, at the request of the pledgee, be deposited into the pledgee’s designated account, be supervised by the pledgee, and be used to guarantee contractual obligations and first settle the secured debt; or (2) unconditionally gift to the pledgee or a person designated by the pledgee, provided that it does not violate Chinese law.

5.	Representations and warranties of the pledgor and Party C

When signature this Agreement, the pledgor and Party C jointly and respectively make the following representations and warranties to the pledgee, and confirm that the pledgee has signed and performed this Agreement in reliance on such representations and warranties:

5.1	The pledgor legally holds the pledged equity and has the right to provide the pledgee with the pledged equity as a pledge guarantee.

5.2	The pledgee has the right to exercise the pledge in the manner prescribed by laws and regulations and this Agreement.

5.3	The pledgor and Party C have obtained all necessary authorizations from the Company, government departments and third parties (if necessary) to sign this Agreement and perform their obligations under this Agreement, and the authorized representative signatory of this Agreement has been legally and validly authorized.

5.4	Except for this pledge, there is no other encumbrance or any form of third-party security interest (including but not limited to pledge) on the pledged equity.

5.5	Neither the execution, delivery nor performance of this Agreement will: (i) result in a violation of any relevant PRC law; (ii) contradicts Party C’s articles of association or other constitutive documents; (iii) results in a breach of any contract or document to which it is a party or to which it is a party, or constitutes a breach under any contract or document to which it is a party or to which it is a party; (iv) results in a breach of any condition relating to the grant and/or continued validity of any license or approval issued to any party; or (v) cause any license or approval issued to either party to be suspended or revoked or conditional.

5.6	There are no ongoing or likely civil, administrative or criminal proceedings, administrative penalties or arbitrations relating to the pledged shares.

5.7	There are no taxes or fees payable but not paid or legal procedures or formalities that should be completed but not completed in connection with the pledged shares.

5.8	The terms of this Agreement are the true intentions of the pledgor and Party C, and are legally binding on them.

6.	Commitment of the pledgor and Party C

6.1	During the validity period of this Agreement, the pledgor and Party C jointly and respectively undertake to the pledgee:

6.1.1	Except for the transfer of the pledged equity to the pledgee or a person designated by the pledgee at the request of the pledgee, the pledged equity shall not be transferred without the prior written consent of the pledgee, and any other encumbrance such as pledge or any form of third-party security interest shall not be created or permitted to exist on the pledged equity that may affect the rights and interests of the pledgee. No action shall be taken without the prior written consent of the pledgee that will cause, or may result in, changes in the pledged equity or rights attached to the pledged equity and which will or may have a material adverse effect on the pledgee’s rights under this Agreement.

6.1.2	Comply with and implement the provisions of all applicable laws and regulations, and upon receipt of a notice, instruction or recommendation issued or formulated by the relevant competent authority in respect of the pledge, issue such notice, instruction or recommendation to the pledgee within five (5) working days, and make such notice, instruction or recommendation in accordance with the pledgee’s reasonable instructions Let’s go.

6.1.3	Promptly notify the pledgee of any event or notice received that may affect the equity of the pledgor or any other rights under this Agreement, as well as any event or notice received that may change any of the pledgor’s obligations under this Agreement or that may affect the pledgor’s performance of its obligations under this Agreement, and take action in accordance with the pledgee’s reasonable instructions.

6.1.4	Party C shall complete the registration procedures for the extension of the Business Period within three (3) months before the expiration of the Business Term so that the validity of this Agreement can continue.

6.2	The pledgor agrees that it will ensure that the pledgee’s exercise of the pledgee’s rights under the terms of this Agreement is not interrupted or impaired by the pledgor or the pledgor’s successors or assigns or any other person.

6.3	The pledgor warrants to the pledgee that in order to protect or improve the guarantee of contractual obligations and secured debts under this Agreement, the pledgor will make all necessary amendments to Party C’s articles of association (if applicable), sign in good faith, and cause other parties interested in the pledge to sign all certificates of rights, contracts, and/or obligations required by the pledgee or perform and cause other interested parties to perform acts reasonably required by the pledgee, and facilitate the pledgee’s exercise of the pledge, sign all documents relating to changes to the share certificate with the pledgee or any third party designated by the pledgee, and provide the pledgee with all documents, notices, orders and decisions related to the pledge that it deems necessary within a reasonable period of time.

6.4	The pledgor warrants to the pledgee that the pledge will abide by and perform all warranties, undertakings, agreements and representations for the benefit of the pledgee. If the pledgor fails to perform or does not fully perform its promises, undertakings, agreements and representations, the pledgor shall compensate the pledge for all losses suffered thereby.

7.	Event of Default

7.1	The following shall be deemed to be an Event of Default:

7.1.1	Party C, or its successors or assigns, fail to pay any amounts due under each Agreement in full and on time, or the pledgor or its successors or assigns fail to perform its obligations under these Agreements;

7.1.2	any representation, warranty or undertaking made by the pledgor in Clauses 5 and 6 of this Agreement is materially misleading or erroneous, and/or the pledgor violates the representation, guarantee or undertaking in Clauses 5 and 6 of this Agreement;

7.1.3	The pledgor or Party C violates any of the terms of this Agreement and/or the respective agreements;

7.1.4	Except as provided in Paragraph 6.1.1 of this Agreement, the pledgor transfers or disposes of the pledged equity without obtaining the written consent of the pledgee;

7.1.5	Any loan, guarantee, compensation, commitment or other debt or liability of the pledgor itself is required to be repaid or performed in advance for any reason, or has matured but cannot be repaid or performed as scheduled, so that the pledgee has reason to believe that the pledgor’s ability to perform its obligations under this Agreement has been affected, and further affects the interests of the pledgee;

7.1.6	The pledgor is unable to repay general debts or other liabilities, and further affects the interests of the pledgee;

7.1.7	Due to the promulgation of relevant laws, this Agreement is illegal or the pledgor cannot continue to perform its obligations under this Agreement;

7.1.8	The consent, license, approval or authorization of any governmental authority necessary to make this Agreement legal, effective or enforceable is withdrawn, suspended, invalid or materially modified;

7.1.9	The pledgor’s ability to perform its obligations under this Agreement has been affected due to adverse changes in the property owned by the pledgee;

7.1.10	Other circumstances in which the pledgor cannot exercise or dispose of the pledge according to relevant laws.

7.2	If the Pledgor and/or Party C becomes aware of or discovers that any of the matters referred to in Clause 7.1 above or events that may lead to the foregoing have been or may occur, the Pledgor and/or Party C shall immediately notify the Pledgee in writing.

7.3	Unless the Event of Default under Clause 7.1 has been remedied by the pledgee within twenty (20) days after giving the pledgor and/or Party C’s notice of the breach requiring the pledgee to remedy such breach, at any time thereafter, the pledgee, A written notice of breach may be given to the pledgor requesting the exercise of the pledge pursuant to clause 8.

8.	Exercise of pledges

8.1	When the pledgee exercises the pledge, it shall give the pledgor a notice of breach of contract in accordance with the provisions of Clause 7.3 of this Agreement.

8.2	Subject to clause 7.3, the pledgee may exercise the pledge at any time after notice of default is given in accordance with clause 7.3. When the pledgee exercises the pledge, the pledgor no longer has any rights and interests related to the pledged equity.

8.3	The pledgee shall have the right to exercise its agreements under the laws of China after giving notice of breach of contract in accordance with paragraph 8.1 and all the remedies for breach of contract under the terms of this Agreement, including but not limited to selling the pledged shares at a discount, or receiving priority compensation for the price of auctioning or selling the shares. The pledgee shall not be liable for any loss resulting from its reasonable exercise of such rights and powers. The money obtained by the pledgee from the exercise of the pledge shall give priority to the payment of taxes payable due to the disposal of the pledged equity, the performance of contractual obligations to the pledgee and the repayment of the guarantee debt. If there is a balance after deducting the above amount, the pledgee shall return the balance to the pledgor or other person who has rights to the amount in accordance with relevant laws and regulations, or deposit it with the notary public office where the pledgor is located, and any costs arising therefrom shall be borne by the pledgor.

8.4	When the pledgee exercises the pledge in accordance with this Agreement, the pledgor and/or Party C shall not erect any obstacles and shall provide necessary assistance to enable the pledgee to realize its pledge. The pledgee has the right to appoint its lawyer or other agent in writing to exercise its pledge, and neither the pledgor nor Party C shall raise any objection thereto.

8.5	The pledgee has the right to choose to exercise any remedy for breach of contract enjoyed by it at the same time or successively, and the pledgee does not need to exercise other remedies for breach of contract before exercising its right under this Agreement to receive priority compensation for the proceeds from the discount of the pledged equity or the auction or sale of the pledged equity.

9.	Transfer of rights and obligations under agreement

9.1	Unless expressly agreed by the pledgee in writing in advance, the pledgor and Party C shall not have the right to assign any of their rights and/or obligations under this Agreement to a third party.

9.2	This Agreement shall be binding on the pledgor and its successors and shall be effective against the pledgee and its successors or assigns.

9.3	The pledgee may at any time assign all or any of its rights and obligations under these Agreements to any third party designated by it, in which case the assignee shall accordingly have and assume the rights and obligations of the pledgee under this Agreement. When the pledgee assigns its rights and obligations under each agreement, at the request of the pledgee, the pledgor shall sign the relevant agreement and/or documents for the transfer of such rights and obligations.

9.4	If the pledgee is changed due to the transfer of rights and obligations pursuant to Clause 9.3 of this Agreement, the pledgor and/or Party C shall sign a new pledge agreement with the new pledgee consistent with this Agreement, and the pledgor shall be responsible for all relevant registration formalities.

10.	Liability of Default

If the pledgor or Party C materially breaches any of the provisions made under this Agreement, the pledgee has the right to terminate this Agreement and/or require the pledgor or Party C to pay compensation of damages; This Section 10 shall not prejudice any other rights of the pledgee under this Agreement. If the pledgee violates any provision of this Agreement, the non-breaching party shall have the right to demand compensation of damages from the breaching party, but unless otherwise provided by law, neither the pledgor and/or Party C shall have any right to terminate or rescind this Agreement under any circumstances.

11.	Handling fees and other expense

Party C shall bear all costs and actual expenses related to this Agreement, including but not limited to legal fees, labor costs, stamp duty and any other taxes and fees.

12.	Force majeure

12.1	“Force Majeure Event” means any event beyond the reasonable control of a Party that is unavoidable under the reasonable attention of the affected Party, including but not limited to acts of government, natural forces, fire, explosion, storm, flooding, earthquakes, tides, lightning or war. However, insufficient creditworthiness, funding or financing shall not be deemed to be a matter beyond the reasonable control of a party. The liability of the party affected by the Force Majeure Event (hereinafter referred to as the “Affected Party”) shall be wholly or partially excluded, depending on the effect of the Force Majeure Event on this Agreement, and the affected Party seeking to be exempted from performance under this Agreement due to the Force Majeure Event shall be no later than ten years after the Force Majeure Event occurs (10) notify the other party of such force majeure event within a day, and the parties to the agreement shall negotiate to modify this agreement according to the impact of such force majeure event, and exempt the affected party from its obligations under this agreement in whole or in part.

12.2	The affected Party shall take appropriate measures to reduce or eliminate the effects of such Force Majeure Events and shall endeavour to restore performance of its obligations that have been delayed or hindered as a result of such Force Majeure Events. Once the Force Majeure Event is eliminated, the parties agree to use their best efforts to restore performance of their rights and obligations under this Agreement.

13.	Confidentiality

Each party acknowledges and determines that any oral or written information exchanged with respect to this Agreement, its contents, and the preparation or performance of this Agreement shall be deemed confidential. Each party shall keep all such Confidential Information confidential and shall not disclose any Confidential Information to any third party without the written consent of the other party, except that (a) any information known or to be known to the public (but not not). unauthorized disclosure to the public by one of the parties receiving the confidential information); (b) any information required to be disclosed pursuant to applicable laws and regulations, stock trading rules, or orders of government authorities or courts; or (c) information disclosed by either party to its shareholders, directors, employees, legal or financial advisers in connection with transactions described in this Agreement, and such shareholders, directors, employees, legal or financial advisers are subject to confidentiality obligations similar to these Terms. If any of the shareholders, directors, employees or hiring agencies of any party leaks the secrets, it shall be deemed to be a breach of secrets by that party and shall be liable for breach of contract in accordance with this Agreement.

14.	Governing Law and Dispute Resolution

14.1	This Agreement shall be governed by and construed in accordance with the laws of China (for the purposes of this Agreement only, excluding Hong Kong Special Administrative Region, Macau Special Administrative Region and Taiwan).

14.2	In the event of a dispute between the parties regarding the interpretation and performance of the terms under this Agreement, the Parties shall resolve the dispute through negotiation in good faith. If the negotiation fails, either party may submit the relevant dispute to the Shanghai International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules in force at that time. The arbitral award shall be final and binding on all parties to the agreement. The provisions of this section shall not be affected by the termination or rescission of this Agreement.

14.3	Except for matters in dispute between the parties, the parties shall continue to perform their other obligations in good faith in accordance with the provisions of this Agreement.

15.	Notice

Notices given by the parties to perform their rights and obligations under this Agreement shall be in writing and sent to the addresses listed below by personal delivery, registered mail, postage prepaid mail, approved courier service, or facsimile.

Party A: Shanghai Mihe Information Technology Co., Ltd

Address: [***];

Contact: [***]

Phone: [***]

Party B: Tibet Xiangyu Hetai Enterprise Management Co., Ltd

Mail address: [***];

Phone: [***]

Attn: [***]

Party C: Shanghai Jinxin Network Technology Co., Ltd

Registered address: Floor 3, No. 1 Building, Lane 500, Shengxia Road, Shanghai, China

Contact: [***]

Phone: [***]

If the notice is given by personal delivery, courier service, registered mail, or postage prepaid, the effective date of delivery shall be the date of dispatch or rejection at the address set as the notice. If the notice is sent by facsimile, the date of successful transmission shall be the date of effective delivery (which shall be evidenced by an automatically generated confirmation of transmission).

16.	Annex

The annexes listed in this Agreement are an integral part of this Agreement.

17.	Abstention

No failure or delay by the pledgee to exercise any right, remedy, power or privilege under this Agreement shall constitute a waiver of such right, remedy, power or privilege, and the pledgee’s exercise of any right, remedy, power or privilege, alone or in part, shall not preclude the pledgee’s exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges set forth in this Agreement are cumulative and shall not exclude the application of any rights, remedies, powers and privileges provided by law.

18.	Severability

If any one or more provisions of this Agreement are held to be invalid, illegal or unenforceable in any respect under any law or regulation, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or impaired in any respect. The parties shall, through good faith consultations, seek to replace those invalid, illegal, or unenforceable provisions with provisions permitted by law and to the fullest extent expected by the parties to have economic effects similar to those of those that are invalid, illegal or unenforceable.

19.	Others

19.1	The parties hereby acknowledge that this Agreement is a fair and reasonable agreement reached by the parties on the basis of equality and mutual benefit. If any provision of this Agreement is invalid or unenforceable due to inconsistency with applicable law, such provision shall be invalid or unenforceable only to the extent of relevant law and shall not affect the legal validity of the other provisions of this Agreement.

19.2	This Agreement shall be concluded in Chinese book, the original copy shall be in (4) copies, one copy for each party, and the remaining one copy shall be submitted to the administrative authority for industry and commerce where Party C is located for the record.

(There is no text below this page).

(This page has no text, it is the signature page of the “Equity interest pledge agreement”).

In consideration of the foregoing, each party has made this Agreement signed by its authorized representative on the date stated at the beginning of this document, and in full force and into effect.

Party A: Shanghai Mihe Information Technology Co., Ltd.

(Company Seal)

Signed by:	/s/ Xu Jin
Name:	Xu Jin
Position:	Legal representative

(This page has no text, it is the signature page of the “Equity interest pledge agreement”).

In consideration of the foregoing, each party has made this Agreement signed by its authorized representative on the date stated at the beginning of this document, and in full force and into effect.

Party B: Tibet Xiangyu Hetai Enterprise Management Co., Ltd

(Company Seal)

Signed by the authorized Representative:	/s/ Li Chaojiang

(This page has no text, it is the signature page of the “Equity interest pledge agreement”).

In consideration of the foregoing, each party has made this Agreement signed by its authorized representative on the date stated at the beginning of this document, and in full force and into effect.

Party C: Shanghai Jinxin Network Technology Co., Ltd.

(Company Seal)

Signed by:	/s/ Xu Jin
Name:	Xu Jin
Position:	Legal representative

Annex

Register of Party C’s Shareholders

Company name: Shanghai Jinxin Network Technology Co., Ltd

The name or title of the shareholder	Xu Jin	ID number/registration number	[***]
Address of residence	[***]
Subscribed capital contribution		Shareholding ratio	Remark
RMB 1,970,750		56.4165%	100% of the equity pledged to Shanghai Mihe Information Technology Co., Ltd

The name or title of the shareholder	Shanghai Rockbridge Investment Center (Limited Partnership).	ID number/unified social credit code	913101140820689645
Address of residence	Room J7059, 1st floor, Zone E, Building 4, No. 358_368 of Kefu Road, Jiading District, Shanghai, China
Subscribed capital contribution		Shareholding ratio	Remark
RMB 212,663		6.0879%	100% of the equity pledged to Shanghai Mihe Information Technology Co., Ltd

The name or title of the shareholder	Zhuhai Zhongguan Qianming Venture Capital Enterprise (Limited Partnership).	ID number/unified social credit code	914404000885585189
Address of residence	Room 6179, Floor 6, No. 169, Rongzhu Road, Hengqin New District, Zhuhai, China
Subscribed capital contribution		Shareholding ratio	Remark
RMB 314,557		9.0048%	100% of the equity pledged to Shanghai Mihe Information Technology Co., Ltd

The name or title of the shareholder	Zhu Haitong	ID number/registration number	[***]
Address of residence	[***]
Subscribed capital contribution		Shareholding ratio	Remark
RMB 62,796		1.7977%	100% of the equity pledged to Shanghai Mihe Information Technology Co., Ltd

The name or title of the shareholder	Beijing Tianzhi Ding Innovation and Investment Center (Limited Partnership).	ID number/unified social credit code	91110302351635614P
Address of residence	Room 806-01, Floor 8, Building 18, Courtyard 1, Disheng North Street, Beijing Economic and Technological Development Zone, Beijing, China
Subscribed capital contribution		Shareholding ratio	Remark
RMB 466,972		13.3680%	100% of the equity pledged to Shanghai Mihe Information Technology Co., Ltd

The name or title of the shareholder	Tibet Xiangyu Hetai Enterprise Management Co., Ltd	ID number/unified social credit code	911201165594522949
Address of residence	Room 1605, 16th Floor, Liuwu Building, Liuwu New District, Lhasa, Tibet, China.
Subscribed capital contribution		Shareholding ratio	Remark
RMB 465,476		13.3251%	100% of the equity pledged to Shanghai Mihe Information Technology Co., Ltd

Annotations:

This register of shareholders is prepared in accordance with the effective articles of association of Shanghai Jinxin Network Technology Co., Ltd. and the Equity Interest Pledge Agreement signed by Shanghai Jinxin Network Technology Co., Ltd. and its shareholder, Shanghai Mibox Information Technology Co., Ltd. on January 6, 2023.

Notes:

The original copy of this register of shareholders shall be in duplicate, and a copy of the original copy: one copy of the original shall be placed in Shanghai Jinxin Network Technology Co., Ltd.; A copy shall be stamped with the official seal of Shanghai Jinxin Network Technology Co., Ltd. and handed over to the pledgee, Shanghai Mihe Information Technology Co., Ltd. for safekeeping.

Shanghai Jinxin Network Technology Co., Ltd.
(Company Seal)

Legal representative (signed by):	/s/ Xu Jin

Equity Interest Pledge Agreement

This Interest Pledge Agreement (hereinafter referred to as the “Agreement”) is established by the following parties (hereinafter referred to as the “Parties”) in 2023 Signed on January 6 in Shanghai, People’s Republic of China (“China”).

Party A (Pledgee): Shanghai Mihe Information Technology Co., Ltd

Registered address: Room 102-1, Floor 1, No. 1 Building, Lane 500, Shengxia Road, Shanghai, China;

Legal representative: Xu Jin

Party B (Pledgor): Zhuhai Zhongguan Qianming Venture Capital Enterprise (Limited Partnership)

Registered address: Room 6179, Floor 6, No. 169 of Rongzhu Road, Hengqin New District, Zhuhai, China

Unified social credit code: 914404000885585189

Party C: Shanghai Jinxin Network Technology Co., Ltd

Registered address: Floor 3, No. 1 Building, Lane 500, Shengxia Road, Shanghai, China

Legal representative: Xu Jin

WHEREAS:

1.	The pledgee is a wholly foreign-owned enterprise legally established and existing under the laws of the People’s Republic of China.

2.	Party C is a limited liability company legally established and existing under the laws of the People’s Republic of China.

3.	The amount of equity held by the pledgor in Party C is RMB314,557.

4.	The pledgee and Party C signed the 《Exclusive Technology and Consulting Service Agreement》 on September 26, 2018; The pledgee, the pledgor, Party C and other parties signed the《Exclusive Option Agreement》and the《Business Operation Agreement》 on the same day; The pledgee, the pledgor, Party C and other parties entered into a variation agreement to the above agreements on January 6, 2023.

5.	In order to ensure that the pledgee normally collects from Party C the fees stipulated in the《Exclusive Technology and Consulting Service Agreement》, and to ensure that Party C and the pledgor perform their obligations under each Agreement (as defined below), the Pledgor agrees to perform the agreements with the Pledgee with respect to Party C and the Pledgor in accordance with the provisions of this Agreement The obligations under are pledged as security.

Accordingly, the parties to the agreement, after friendly consultation and in accordance with the principle of equality and mutual benefit, reach the following agreement to abide by:

1.	definition

Except as otherwise provided in this Agreement, the following terms shall be construed as follows:

1.1	Pledge: means all the contents listed in Article 2.3 of this Agreement.

1.2	Pledged Equity Interest: means the equity interest of Party C lawfully held by the pledgor in the amount of RMB 314,557 and all present and future rights and interests based on such equity.

1.3	Each Agreement: refers to the 《Exclusive Technology and Consulting Service Agreement》 signed between the pledgee and Party C on September 26, 2018, as well as the 《Exclusive Option Agreement》 and the 《Business Operation Agreement》 signed by the parties on the same date including modifications, revisions or restatements of the above documents).

1.4	Event of Default: means any of the circumstances listed in clause 7 of this Agreement.

1.5	Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

1.6	Contractual Obligations: Indicates all obligations of the pledge and Party C under each Agreement and this Agreement.

1.7	Term of Pledge: means the period specified in Article 3.1 of this Agreement.

2.	Pledge

2.1	The pledgor agrees to pledge all the pledged equity interest to the pledgee in accordance with the provisions of this Agreement as a guarantee for the performance of contractual obligations and repayment of the secured debt. Party C hereby agrees that the pledgor shall pledge the pledged equity interest to the pledgee in accordance with the provisions of this Agreement.

2.2	The scope of the equity pledge under this Agreement shall be all obligations and all fees payable by Party C and/or the pledgor to the pledgee under each Agreement, and all direct, indirect and derivative losses and loss of anticipated benefits suffered by the pledgee as a result of any event of default by the pledgor and/or Party C (the amount of such loss is based on the pledgee’s reasonable business plan and profit forecast, the service fees payable by Party C under the 《Exclusive Technology and Consulting Service Agreement》, and all expenses incurred by the pledgee to compel the pledgor and/or Party C to perform its contractual obligations), and the liability of Party C and/or the Pledgor to the pledgee (collectively, the “Secured Obligations”) in the event that the agreements are invalid in whole or in part for any reason.

2.3	The pledge under this Agreement refers to the security interest enjoyed by the pledgee in accordance with Article 2 of this Agreement, that is, the right enjoyed by the pledgee to receive priority compensation for the price obtained from the discount, auction or sale of the pledged equity.

3.	Entry into force and termination

3.1	This Agreement shall be established and take effect on the date of signature and seal of all parties to the Agreement. The pledge under this Agreement will take effect on the date on which the administrative authority for industry and commerce where Party C is located completes the registration formalities for the equity pledge, and the validity period of the pledge shall continue until all contractual obligations have been fulfilled and all secured obligations have been paid.

3.2	During the term of pledge, if the pledgor and/or Party C fails to perform its contractual obligations or pay the secured debt, the pledgee shall have the right but not the obligation to exercise the pledge in accordance with the provisions of this Agreement after reasonable notice.

3.3	After the pledgor and Party C have fully and fully performed all contractual obligations and settled all secured obligations, the pledgee shall, at the request of the pledgor, release the pledge of the pledged equity under this Agreement within a reasonable and practicable time as soon as possible, and cooperate with the pledgor to cancel the registration of the equity pledge made in Party C’s register of shareholders and the cancellation of the pledge registration with the relevant administrative department for Industry and Commerce. The provisions of Sections 10, 13 and 14 of this Agreement shall survive termination of this Agreement.

4.	Possession, custody and registration of pledge documents

4.1	The pledgor shall, within three (3) working days from the date of signature this Agreement or such other time as agreed upon by the parties to the Agreement, deliver the certificate of equity contribution (original) of Party C to the pledgee for safekeeping, and submit to the pledgee that the pledge under this Agreement has been made Certificates duly registered on Party C’s register of shareholders (see Annex) and apply to the appropriate administrative authority for industry and commerce for registration of pledges under this Agreement within ten (10) working days from the date of signature this Agreement. The parties jointly confirm that in order to complete the formalities for the industrial and commercial registration of equity pledge, each party shall submit this Agreement or an Equity interest pledge agreement signed in the form required by the administrative department for industry and commerce where Party C is located and truly reflects the pledge information under this Agreement (the “Industrial and Commercial Registration Pledge Contract”). If it is submitted to the administrative authority for industry and commerce, and the matters not stipulated in the industrial and commercial registration pledge contract shall still be subject to the provisions of this agreement. The pledgor and Party C shall, in accordance with Chinese laws and regulations and the requirements of the relevant administrative authorities for industry and commerce, submit all necessary documents and go through all necessary formalities to ensure that the pledge is registered as soon as possible after submitting the application.

4.2	If there is a change in the pledge and it is necessary to change the record according to law, the pledgee and the pledgor shall make corresponding changes within five (5) working days from the date of the change of the recorded items, submit the relevant change registration documents, and go through the relevant change registration procedures at the administrative authority for industry and commerce where Party C is located.

4.3	During the term of pledge, the pledgor shall instruct Party C not to distribute any dividends or dividends, or approve any profit distribution plan; If the pledgor obtains an economic interest of any nature other than dividends, dividends or other profit distribution plans in respect of the pledged equity, the pledgor shall, at the request of the pledgee, remit such dividends, dividends or other profits directly to a bank account designated by the pledgee, subject to the supervision of the pledgee, and use them to guarantee contractual obligations and first settle the secured obligation.

4.4	During the term of Pledge, if the Pledgor subscribes for Party C’s new registered capital or transfers Party C’s equity held by other Pledgors (“New Equity”), the additional equity shall automatically become the pledged equity under this Agreement, and the Pledgor shall work ten (10) days after acquiring the new equity Complete all the procedures required to set up a pledge with the newly added equity within the day. If the pledgor fails to complete the relevant formalities in accordance with the foregoing, the pledgee has the right to immediately realize the pledge in accordance with the provisions of Article 8 of this Agreement.

4.5	If Party C is required to dissolve or liquidate in accordance with the mandatory provisions of Chinese law, any benefits distributed by the pledgor from Party C after Party C completes the dissolution or liquidation procedures in accordance with the law shall, at the request of the pledgee, be deposited into the pledgee’s designated account, be supervised by the pledgee, and be used to guarantee contractual obligations and first settle the secured debt; or (2) unconditionally gift to the pledgee or a person designated by the pledgee, provided that it does not violate Chinese law.

5.	Representations and warranties of the pledgor and Party C

When signature this Agreement, the pledgor and Party C jointly and respectively make the following representations and warranties to the pledgee, and confirm that the pledgee has signed and performed this Agreement in reliance on such representations and warranties:

5.1	The pledgor legally holds the pledged equity and has the right to provide the pledgee with the pledged equity as a pledge guarantee.

5.2	The pledgee has the right to exercise the pledge in the manner prescribed by laws and regulations and this Agreement.

5.3	The pledgor and Party C have obtained all necessary authorizations from the Company, government departments and third parties (if necessary) to sign this Agreement and perform their obligations under this Agreement, and the authorized representative signatory of this Agreement has been legally and validly authorized.

5.4	Except for this pledge, there is no other encumbrance or any form of third-party security interest (including but not limited to pledge) on the pledged equity.

5.5	Neither the execution, delivery nor performance of this Agreement will: (i) result in a violation of any relevant PRC law; (ii) contradicts Party C’s articles of association or other constitutive documents; (iii) results in a breach of any contract or document to which it is a party or to which it is a party, or constitutes a breach under any contract or document to which it is a party or to which it is a party; (iv) results in a breach of any condition relating to the grant and/or continued validity of any license or approval issued to any party; or (v) cause any license or approval issued to either party to be suspended or revoked or conditional.

5.6	There are no ongoing or likely civil, administrative or criminal proceedings, administrative penalties or arbitrations relating to the pledged shares.

5.7	There are no taxes or fees payable but not paid or legal procedures or formalities that should be completed but not completed in connection with the pledged shares.

5.8	The terms of this Agreement are the true intentions of the pledgor and Party C, and are legally binding on them.

6.	Commitment of the pledgor and Party C

6.1	During the validity period of this Agreement, the pledgor and Party C jointly and respectively undertake to the pledgee:

6.1.1	Except for the transfer of the pledged equity to the pledgee or a person designated by the pledgee at the request of the pledgee, the pledged equity shall not be transferred without the prior written consent of the pledgee, and any other encumbrance such as pledge or any form of third-party security interest shall not be created or permitted to exist on the pledged equity that may affect the rights and interests of the pledgee. No action shall be taken without the prior written consent of the pledgee that will cause, or may result in, changes in the pledged equity or rights attached to the pledged equity and which will or may have a material adverse effect on the pledgee’s rights under this Agreement.

6.1.2	Comply with and implement the provisions of all applicable laws and regulations, and upon receipt of a notice, instruction or recommendation issued or formulated by the relevant competent authority in respect of the pledge, issue such notice, instruction or recommendation to the pledgee within five (5) working days, and make such notice, instruction or recommendation in accordance with the pledgee’s reasonable instructions Let’s go.

6.1.3	Promptly notify the pledgee of any event or notice received that may affect the equity of the pledgor or any other rights under this Agreement, as well as any event or notice received that may change any of the pledgor’s obligations under this Agreement or that may affect the pledgor’s performance of its obligations under this Agreement, and take action in accordance with the pledgee’s reasonable instructions.

6.1.4	Party C shall complete the registration procedures for the extension of the Business Period within three (3) months before the expiration of the Business Term so that the validity of this Agreement can continue.

6.2	The pledgor agrees that it will ensure that the pledgee’s exercise of the pledgee’s rights under the terms of this Agreement is not interrupted or impaired by the pledgor or the pledgor’s successors or assigns or any other person.

6.3	The pledgor warrants to the pledgee that in order to protect or improve the guarantee of contractual obligations and secured debts under this Agreement, the pledgor will make all necessary amendments to Party C’s articles of association (if applicable), sign in good faith, and cause other parties interested in the pledge to sign all certificates of rights, contracts, and/or obligations required by the pledgee or perform and cause other interested parties to perform acts reasonably required by the pledgee, and facilitate the pledgee’s exercise of the pledge, sign all documents relating to changes to the share certificate with the pledgee or any third party designated by the pledgee, and provide the pledgee with all documents, notices, orders and decisions related to the pledge that it deems necessary within a reasonable period of time.

6.4	The pledgor warrants to the pledgee that the pledge will abide by and perform all warranties, undertakings, agreements and representations for the benefit of the pledgee. If the pledgor fails to perform or does not fully perform its promises, undertakings, agreements and representations, the pledgor shall compensate the pledge for all losses suffered thereby.

7.	Event of Default

7.1	The following shall be deemed to be an Event of Default:

7.1.1	Party C, or its successors or assigns, fail to pay any amounts due under each Agreement in full and on time, or the pledgor or its successors or assigns fail to perform its obligations under these Agreements;

7.1.2	any representation, warranty or undertaking made by the pledgor in Clauses 5 and 6 of this Agreement is materially misleading or erroneous, and/or the pledgor violates the representation, guarantee or undertaking in Clauses 5 and 6 of this Agreement;

7.1.3	The pledgor or Party C violates any of the terms of this Agreement and/or the respective agreements;

7.1.4	Except as provided in Paragraph 6.1.1 of this Agreement, the pledgor transfers or disposes of the pledged equity without obtaining the written consent of the pledgee;

7.1.5	Any loan, guarantee, compensation, commitment or other debt or liability of the pledgor itself is required to be repaid or performed in advance for any reason, or has matured but cannot be repaid or performed as scheduled, so that the pledgee has reason to believe that the pledgor’s ability to perform its obligations under this Agreement has been affected, and further affects the interests of the pledgee;

7.1.6	The pledgor is unable to repay general debts or other liabilities, and further affects the interests of the pledgee;

7.1.7	Due to the promulgation of relevant laws, this Agreement is illegal or the pledgor cannot continue to perform its obligations under this Agreement;

7.1.8	The consent, license, approval or authorization of any governmental authority necessary to make this Agreement legal, effective or enforceable is withdrawn, suspended, invalid or materially modified;

7.1.9	The pledgor’s ability to perform its obligations under this Agreement has been affected due to adverse changes in the property owned by the pledgee;

7.1.10	Other circumstances in which the pledgor cannot exercise or dispose of the pledge according to relevant laws.

7.2	If the Pledgor and/or Party C becomes aware of or discovers that any of the matters referred to in Clause 7.1 above or events that may lead to the foregoing have been or may occur, the Pledgor and/or Party C shall immediately notify the Pledgee in writing.

7.3	Unless the Event of Default under Clause 7.1 has been remedied by the pledgee within twenty (20) days after giving the pledgor and/or Party C’s notice of the breach requiring the pledgee to remedy such breach, at any time thereafter, the pledgee, A written notice of breach may be given to the pledgor requesting the exercise of the pledge pursuant to clause 8.

8.	Exercise of pledges

8.1	When the pledgee exercises the pledge, it shall give the pledgor a notice of breach of contract in accordance with the provisions of Clause 7.3 of this Agreement.

8.2	Subject to clause 7.3, the pledgee may exercise the pledge at any time after notice of default is given in accordance with clause 7.3. When the pledgee exercises the pledge, the pledgor no longer has any rights and interests related to the pledged equity.

8.3	The pledgee shall have the right to exercise its agreements under the laws of China after giving notice of breach of contract in accordance with paragraph 8.1 and all the remedies for breach of contract under the terms of this Agreement, including but not limited to selling the pledged shares at a discount, or receiving priority compensation for the price of auctioning or selling the shares. The pledgee shall not be liable for any loss resulting from its reasonable exercise of such rights and powers. The money obtained by the pledgee from the exercise of the pledge shall give priority to the payment of taxes payable due to the disposal of the pledged equity, the performance of contractual obligations to the pledgee and the repayment of the guarantee debt. If there is a balance after deducting the above amount, the pledgee shall return the balance to the pledgor or other person who has rights to the amount in accordance with relevant laws and regulations, or deposit it with the notary public office where the pledgor is located, and any costs arising therefrom shall be borne by the pledgor.

8.4	When the pledgee exercises the pledge in accordance with this Agreement, the pledgor and/or Party C shall not erect any obstacles and shall provide necessary assistance to enable the pledgee to realize its pledge. The pledgee has the right to appoint its lawyer or other agent in writing to exercise its pledge, and neither the pledgor nor Party C shall raise any objection thereto.

8.5	The pledgee has the right to choose to exercise any remedy for breach of contract enjoyed by it at the same time or successively, and the pledgee does not need to exercise other remedies for breach of contract before exercising its right under this Agreement to receive priority compensation for the proceeds from the discount of the pledged equity or the auction or sale of the pledged equity.

9.	Transfer of rights and obligations under agreement

9.1	Unless expressly agreed by the pledgee in writing in advance, the pledgor and Party C shall not have the right to assign any of their rights and/or obligations under this Agreement to a third party.

9.2	This Agreement shall be binding on the pledgor and its successors and shall be effective against the pledgee and its successors or assigns.

9.3	The pledgee may at any time assign all or any of its rights and obligations under these Agreements to any third party designated by it, in which case the assignee shall accordingly have and assume the rights and obligations of the pledgee under this Agreement. When the pledgee assigns its rights and obligations under each agreement, at the request of the pledgee, the pledgor shall sign the relevant agreement and/or documents for the transfer of such rights and obligations.

9.4	If the pledgee is changed due to the transfer of rights and obligations pursuant to Clause 9.3 of this Agreement, the pledgor and/or Party C shall sign a new pledge agreement with the new pledgee consistent with this Agreement, and the pledgor shall be responsible for all relevant registration formalities.

10.	Liability of Default

If the pledgor or Party C materially breaches any of the provisions made under this Agreement, the pledgee has the right to terminate this Agreement and/or require the pledgor or Party C to pay compensation of damages; This Section 10 shall not prejudice any other rights of the pledgee under this Agreement. If the pledgee violates any provision of this Agreement, the non-breaching party shall have the right to demand compensation of damages from the breaching party, but unless otherwise provided by law, neither the pledgor and/or Party C shall have any right to terminate or rescind this Agreement under any circumstances.

11.	Handling fees and other expense

Party C shall bear all costs and actual expenses related to this Agreement, including but not limited to legal fees, labor costs, stamp duty and any other taxes and fees.

12.	Force majeure

12.1	“Force Majeure Event” means any event beyond the reasonable control of a Party that is unavoidable under the reasonable attention of the affected Party, including but not limited to acts of government, natural forces, fire, explosion, storm, flooding, earthquakes, tides, lightning or war. However, insufficient creditworthiness, funding or financing shall not be deemed to be a matter beyond the reasonable control of a party. The liability of the party affected by the Force Majeure Event (hereinafter referred to as the “Affected Party”) shall be wholly or partially excluded, depending on the effect of the Force Majeure Event on this Agreement, and the affected Party seeking to be exempted from performance under this Agreement due to the Force Majeure Event shall be no later than ten years after the Force Majeure Event occurs (10) notify the other party of such force majeure event within a day, and the parties to the agreement shall negotiate to modify this agreement according to the impact of such force majeure event, and exempt the affected party from its obligations under this agreement in whole or in part.

12.2	The affected Party shall take appropriate measures to reduce or eliminate the effects of such Force Majeure Events and shall endeavour to restore performance of its obligations that have been delayed or hindered as a result of such Force Majeure Events. Once the Force Majeure Event is eliminated, the parties agree to use their best efforts to restore performance of their rights and obligations under this Agreement.

13.	Confidentiality

Each party acknowledges and determines that any oral or written information exchanged with respect to this Agreement, its contents, and the preparation or performance of this Agreement shall be deemed confidential. Each party shall keep all such Confidential Information confidential and shall not disclose any Confidential Information to any third party without the written consent of the other party, except that (a) any information known or to be known to the public (but not not). unauthorized disclosure to the public by one of the parties receiving the confidential information); (b) any information required to be disclosed pursuant to applicable laws and regulations, stock trading rules, or orders of government authorities or courts; or (c) information disclosed by either party to its shareholders, directors, employees, legal or financial advisers in connection with transactions described in this Agreement, and such shareholders, directors, employees, legal or financial advisers are subject to confidentiality obligations similar to these Terms. If any of the shareholders, directors, employees or hiring agencies of any party leaks the secrets, it shall be deemed to be a breach of secrets by that party and shall be liable for breach of contract in accordance with this Agreement.

14.	Governing Law and Dispute Resolution

14.1	This Agreement shall be governed by and construed in accordance with the laws of China (for the purposes of this Agreement only, excluding Hong Kong Special Administrative Region, Macau Special Administrative Region and Taiwan).

14.2	In the event of a dispute between the parties regarding the interpretation and performance of the terms under this Agreement, the Parties shall resolve the dispute through negotiation in good faith. If the negotiation fails, either party may submit the relevant dispute to the Shanghai International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules in force at that time. The arbitral award shall be final and binding on all parties to the agreement. The provisions of this section shall not be affected by the termination or rescission of this Agreement.

14.3	Except for matters in dispute between the parties, the parties shall continue to perform their other obligations in good faith in accordance with the provisions of this Agreement.

15.	Notice

Notices given by the parties to perform their rights and obligations under this Agreement shall be in writing and sent to the addresses listed below by personal delivery, registered mail, postage prepaid mail, approved courier service, or facsimile.

Party A: Shanghai Mihe Information Technology Co., Ltd

Address: [***];

Contact: [***]

Phone: [***]

Party B: Zhuhai Zhongguan Qianming Venture Capital Enterprise (Limited Partnership)

Mail address: [***];

Phone: [***]

Attn: [***]

Party C: Shanghai Jinxin Network Technology Co., Ltd

Registered address: Floor 3, No. 1 Building, Lane 500, Shengxia Road, Shanghai, China

Contact: [***]

Phone: [***]

If the notice is given by personal delivery, courier service, registered mail, or postage prepaid, the effective date of delivery shall be the date of dispatch or rejection at the address set as the notice. If the notice is sent by facsimile, the date of successful transmission shall be the date of effective delivery (which shall be evidenced by an automatically generated confirmation of transmission).

16.	Annex

The annexes listed in this Agreement are an integral part of this Agreement.

17.	Abstention

No failure or delay by the pledgee to exercise any right, remedy, power or privilege under this Agreement shall constitute a waiver of such right, remedy, power or privilege, and the pledgee’s exercise of any right, remedy, power or privilege, alone or in part, shall not preclude the pledgee’s exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges set forth in this Agreement are cumulative and shall not exclude the application of any rights, remedies, powers and privileges provided by law.

18.	Severability

If any one or more provisions of this Agreement are held to be invalid, illegal or unenforceable in any respect under any law or regulation, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or impaired in any respect. The parties shall, through good faith consultations, seek to replace those invalid, illegal, or unenforceable provisions with provisions permitted by law and to the fullest extent expected by the parties to have economic effects similar to those of those that are invalid, illegal or unenforceable.

19.	Others

19.1	The parties hereby acknowledge that this Agreement is a fair and reasonable agreement reached by the parties on the basis of equality and mutual benefit. If any provision of this Agreement is invalid or unenforceable due to inconsistency with applicable law, such provision shall be invalid or unenforceable only to the extent of relevant law and shall not affect the legal validity of the other provisions of this Agreement.

19.2	This Agreement shall be concluded in Chinese book, the original copy shall be in (4) copies, one copy for each party, and the remaining one copy shall be submitted to the administrative authority for industry and commerce where Party C is located for the record.

(There is no text below this page).

(This page has no text, it is the signature page of the “Equity interest pledge agreement”).

In consideration of the foregoing, each party has made this Agreement signed by its authorized representative on the date stated at the beginning of this document, and in full force and into effect.

Party A: Shanghai Mihe Information Technology Co., Ltd.

(Company Seal)

Signed by:	/s/ Xu Jin
Name:	Xu Jin
Position:	Legal representative

(This page has no text, it is the signature page of the “Equity interest pledge agreement”).

In consideration of the foregoing, each party has made this Agreement signed by its authorized representative on the date stated at the beginning of this document, and in full force and into effect.

Party B: Zhuhai Zhongguan Qianming Venture Capital Enterprise (Limited Partnership)

(Company Seal)

Signed by the authorized Representative:	/s/ Zhang Yan

(This page has no text, it is the signature page of the “Equity interest pledge agreement”).

In consideration of the foregoing, each party has made this Agreement signed by its authorized representative on the date stated at the beginning of this document, and in full force and into effect.

Party C: Shanghai Jinxin Network Technology Co., Ltd.

(Company Seal)

Signed by:	/s/ Xu Jin
Name:	Xu Jin
Position:	Legal representative

Annex

Register of Party C’s Shareholders

Company name: Shanghai Jinxin Network Technology Co., Ltd

The name or title of the shareholder	Xu Jin	ID number/registration number	[***]
Address of residence	[***]
Subscribed capital contribution		Shareholding ratio	Remark
RMB 1,970,750		56.4165%	100% of the equity pledged to Shanghai Mihe Information Technology Co., Ltd

The name or title of the shareholder	Shanghai Rockbridge Investment Center (Limited Partnership).	ID number/unified social credit code	913101140820689645
Address of residence	Room J7059, 1st floor, Zone E, Building 4, No. 358_368 of Kefu Road, Jiading District, Shanghai, China
Subscribed capital contribution		Shareholding ratio	Remark
RMB 212,663		6.0879%	100% of the equity pledged to Shanghai Mihe Information Technology Co., Ltd

The name or title of the shareholder	Zhuhai Zhongguan Qianming Venture Capital Enterprise (Limited Partnership).	ID number/unified social credit code	914404000885585189
Address of residence	Room 6179, Floor 6, No. 169, Rongzhu Road, Hengqin New District, Zhuhai, China
Subscribed capital contribution		Shareholding ratio	Remark
RMB 314,557		9.0048%	100% of the equity pledged to Shanghai Mihe Information Technology Co., Ltd

The name or title of the shareholder	Zhu Haitong	ID number/registration number	[***]
Address of residence	[***]
Subscribed capital contribution		Shareholding ratio	Remark
RMB 62,796		1.7977%	100% of the equity pledged to Shanghai Mihe Information Technology Co., Ltd

The name or title of the shareholder	Beijing Tianzhi Ding Innovation and Investment Center (Limited Partnership).	ID number/unified social credit code	91110302351635614P
Address of residence	Room 806-01, Floor 8, Building 18, Courtyard 1, Disheng North Street, Beijing Economic and Technological Development Zone, Beijing, China
Subscribed capital contribution		Shareholding ratio	Remark
RMB 466,972		13.3680%	100% of the equity pledged to Shanghai Mihe Information Technology Co., Ltd

The name or title of the shareholder	Tibet Xiangyu Hetai Enterprise Management Co., Ltd	ID number/unified social credit code	911201165594522949
Address of residence	Room 1605, 16th Floor, Liuwu Building, Liuwu New District, Lhasa, Tibet, China.
Subscribed capital contribution		Shareholding ratio	Remark
RMB 465,476		13.3251%	100% of the equity pledged to Shanghai Mihe Information Technology Co., Ltd

Annotations:

This register of shareholders is prepared in accordance with the effective articles of association of Shanghai Jinxin Network Technology Co., Ltd. and the Equity Interest Pledge Agreement signed by Shanghai Jinxin Network Technology Co., Ltd. and its shareholder, Shanghai Mibox Information Technology Co., Ltd. on January 6, 2023.

Notes:

The original copy of this register of shareholders shall be in duplicate, and a copy of the original copy: one copy of the original shall be placed in Shanghai Jinxin Network Technology Co., Ltd.; A copy shall be stamped with the official seal of Shanghai Jinxin Network Technology Co., Ltd. and handed over to the pledgee, Shanghai Mihe Information Technology Co., Ltd. for safekeeping.

Shanghai Jinxin Network Technology Co., Ltd.
(Company Seal)

Legal representative (signed by):	/s/ Xu Jin

Equity Interest Pledge Agreement

This Interest Pledge Agreement (hereinafter referred to as the “Agreement”) is established by the following parties (hereinafter referred to as the “Parties”) in 2023 Signed on January 6 in Shanghai, People’s Republic of China (“China”).

Party A (Pledgee): Shanghai Mihe Information Technology Co., Ltd

Registered address: Room 102-1, Floor 1, No. 1 Building, Lane 500, Shengxia Road, Shanghai, China;

Legal representative: Xu Jin

Party B (Pledgor): Shanghai Rockbridge Investment Center (Limited Partnership)

Registered address: Room J7059, 1st floor, Zone E, Building 4, No. 358_368 of Kefu Road, Jiading District, Shanghai, China

Unified social credit code: 913101140820689645

Party C: Shanghai Jinxin Network Technology Co., Ltd

Registered address: Floor 3, No. 1 Building, Lane 500, Shengxia Road, Shanghai, China

Legal representative: Xu Jin

WHEREAS:

1.	The pledgee is a wholly foreign-owned enterprise legally established and existing under the laws of the People’s Republic of China.

2.	Party C is a limited liability company legally established and existing under the laws of the People’s Republic of China.

3.	The amount of equity held by the pledgor in Party C is RMB212,663.

4.	The pledgee and Party C signed the 《Exclusive Technology and Consulting Service Agreement》 on September 26, 2018; The pledgee, the pledgor, Party C and other parties signed the《Exclusive Option Agreement》and the《Business Operation Agreement》 on the same day; The pledgee, the pledgor, Party C and other parties entered into a variation agreement to the above agreements on January 6, 2023.

5.	In order to ensure that the pledgee normally collects from Party C the fees stipulated in the《Exclusive Technology and Consulting Service Agreement》, and to ensure that Party C and the pledgor perform their obligations under each Agreement (as defined below), the Pledgor agrees to perform the agreements with the Pledgee with respect to Party C and the Pledgor in accordance with the provisions of this Agreement The obligations under are pledged as security.

Accordingly, the parties to the agreement, after friendly consultation and in accordance with the principle of equality and mutual benefit, reach the following agreement to abide by:

1.	definition

Except as otherwise provided in this Agreement, the following terms shall be construed as follows:

1.1	Pledge: means all the contents listed in Article 2.3 of this Agreement.

1.2	Pledged Equity Interest: means the equity interest of Party C lawfully held by the pledgor in the amount of RMB 212,663 and all present and future rights and interests based on such equity.

1.3	Each Agreement: refers to the 《Exclusive Technology and Consulting Service Agreement》 signed between the pledgee and Party C on September 26, 2018, as well as the 《Exclusive Option Agreement》 and the 《Business Operation Agreement》 signed by the parties on the same date including modifications, revisions or restatements of the above documents).

1.4	Event of Default: means any of the circumstances listed in clause 7 of this Agreement.

1.5	Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

1.6	Contractual Obligations: Indicates all obligations of the pledge and Party C under each Agreement and this Agreement.

1.7	Term of Pledge: means the period specified in Article 3.1 of this Agreement.

2.	Pledge

2.1	The pledgor agrees to pledge all the pledged equity interest to the pledgee in accordance with the provisions of this Agreement as a guarantee for the performance of contractual obligations and repayment of the secured debt. Party C hereby agrees that the pledgor shall pledge the pledged equity interest to the pledgee in accordance with the provisions of this Agreement.

2.2	The scope of the equity pledge under this Agreement shall be all obligations and all fees payable by Party C and/or the pledgor to the pledgee under each Agreement, and all direct, indirect and derivative losses and loss of anticipated benefits suffered by the pledgee as a result of any event of default by the pledgor and/or Party C (the amount of such loss is based on the pledgee’s reasonable business plan and profit forecast, the service fees payable by Party C under the 《Exclusive Technology and Consulting Service Agreement》, and all expenses incurred by the pledgee to compel the pledgor and/or Party C to perform its contractual obligations), and the liability of Party C and/or the Pledgor to the pledgee (collectively, the “Secured Obligations”) in the event that the agreements are invalid in whole or in part for any reason.

2.3	The pledge under this Agreement refers to the security interest enjoyed by the pledgee in accordance with Article 2 of this Agreement, that is, the right enjoyed by the pledgee to receive priority compensation for the price obtained from the discount, auction or sale of the pledged equity.

3.	Entry into force and termination

3.1	This Agreement shall be established and take effect on the date of signature and seal of all parties to the Agreement. The pledge under this Agreement will take effect on the date on which the administrative authority for industry and commerce where Party C is located completes the registration formalities for the equity pledge, and the validity period of the pledge shall continue until all contractual obligations have been fulfilled and all secured obligations have been paid.

3.2	During the term of pledge, if the pledgor and/or Party C fails to perform its contractual obligations or pay the secured debt, the pledgee shall have the right but not the obligation to exercise the pledge in accordance with the provisions of this Agreement after reasonable notice.

3.3	After the pledgor and Party C have fully and fully performed all contractual obligations and settled all secured obligations, the pledgee shall, at the request of the pledgor, release the pledge of the pledged equity under this Agreement within a reasonable and practicable time as soon as possible, and cooperate with the pledgor to cancel the registration of the equity pledge made in Party C’s register of shareholders and the cancellation of the pledge registration with the relevant administrative department for Industry and Commerce. The provisions of Sections 10, 13 and 14 of this Agreement shall survive termination of this Agreement.

4.	Possession, custody and registration of pledge documents

4.1	The pledgor shall, within three (3) working days from the date of signature this Agreement or such other time as agreed upon by the parties to the Agreement, deliver the certificate of equity contribution (original) of Party C to the pledgee for safekeeping, and submit to the pledgee that the pledge under this Agreement has been made Certificates duly registered on Party C’s register of shareholders (see Annex) and apply to the appropriate administrative authority for industry and commerce for registration of pledges under this Agreement within ten (10) working days from the date of signature this Agreement. The parties jointly confirm that in order to complete the formalities for the industrial and commercial registration of equity pledge, each party shall submit this Agreement or an Equity interest pledge agreement signed in the form required by the administrative department for industry and commerce where Party C is located and truly reflects the pledge information under this Agreement (the “Industrial and Commercial Registration Pledge Contract”). If it is submitted to the administrative authority for industry and commerce, and the matters not stipulated in the industrial and commercial registration pledge contract shall still be subject to the provisions of this agreement. The pledgor and Party C shall, in accordance with Chinese laws and regulations and the requirements of the relevant administrative authorities for industry and commerce, submit all necessary documents and go through all necessary formalities to ensure that the pledge is registered as soon as possible after submitting the application.

4.2	If there is a change in the pledge and it is necessary to change the record according to law, the pledgee and the pledgor shall make corresponding changes within five (5) working days from the date of the change of the recorded items, submit the relevant change registration documents, and go through the relevant change registration procedures at the administrative authority for industry and commerce where Party C is located.

4.3	During the term of pledge, the pledgor shall instruct Party C not to distribute any dividends or dividends, or approve any profit distribution plan; If the pledgor obtains an economic interest of any nature other than dividends, dividends or other profit distribution plans in respect of the pledged equity, the pledgor shall, at the request of the pledgee, remit such dividends, dividends or other profits directly to a bank account designated by the pledgee, subject to the supervision of the pledgee, and use them to guarantee contractual obligations and first settle the secured obligation.

4.4	During the term of Pledge, if the Pledgor subscribes for Party C’s new registered capital or transfers Party C’s equity held by other Pledgors (“New Equity”), the additional equity shall automatically become the pledged equity under this Agreement, and the Pledgor shall work ten (10) days after acquiring the new equity Complete all the procedures required to set up a pledge with the newly added equity within the day. If the pledgor fails to complete the relevant formalities in accordance with the foregoing, the pledgee has the right to immediately realize the pledge in accordance with the provisions of Article 8 of this Agreement.

4.5	If Party C is required to dissolve or liquidate in accordance with the mandatory provisions of Chinese law, any benefits distributed by the pledgor from Party C after Party C completes the dissolution or liquidation procedures in accordance with the law shall, at the request of the pledgee, be deposited into the pledgee’s designated account, be supervised by the pledgee, and be used to guarantee contractual obligations and first settle the secured debt; or (2) unconditionally gift to the pledgee or a person designated by the pledgee, provided that it does not violate Chinese law.

5.	Representations and warranties of the pledgor and Party C

When signature this Agreement, the pledgor and Party C jointly and respectively make the following representations and warranties to the pledgee, and confirm that the pledgee has signed and performed this Agreement in reliance on such representations and warranties:

5.1	The pledgor legally holds the pledged equity and has the right to provide the pledgee with the pledged equity as a pledge guarantee.

5.2	The pledgee has the right to exercise the pledge in the manner prescribed by laws and regulations and this Agreement.

5.3	The pledgor and Party C have obtained all necessary authorizations from the Company, government departments and third parties (if necessary) to sign this Agreement and perform their obligations under this Agreement, and the authorized representative signatory of this Agreement has been legally and validly authorized.

5.4	Except for this pledge, there is no other encumbrance or any form of third-party security interest (including but not limited to pledge) on the pledged equity.

5.5	Neither the execution, delivery nor performance of this Agreement will: (i) result in a violation of any relevant PRC law; (ii) contradicts Party C’s articles of association or other constitutive documents; (iii) results in a breach of any contract or document to which it is a party or to which it is a party, or constitutes a breach under any contract or document to which it is a party or to which it is a party; (iv) results in a breach of any condition relating to the grant and/or continued validity of any license or approval issued to any party; or (v) cause any license or approval issued to either party to be suspended or revoked or conditional.

5.6	There are no ongoing or likely civil, administrative or criminal proceedings, administrative penalties or arbitrations relating to the pledged shares.

5.7	There are no taxes or fees payable but not paid or legal procedures or formalities that should be completed but not completed in connection with the pledged shares.

5.8	The terms of this Agreement are the true intentions of the pledgor and Party C, and are legally binding on them.

6.	Commitment of the pledgor and Party C

6.1	During the validity period of this Agreement, the pledgor and Party C jointly and respectively undertake to the pledgee:

6.1.1	Except for the transfer of the pledged equity to the pledgee or a person designated by the pledgee at the request of the pledgee, the pledged equity shall not be transferred without the prior written consent of the pledgee, and any other encumbrance such as pledge or any form of third-party security interest shall not be created or permitted to exist on the pledged equity that may affect the rights and interests of the pledgee. No action shall be taken without the prior written consent of the pledgee that will cause, or may result in, changes in the pledged equity or rights attached to the pledged equity and which will or may have a material adverse effect on the pledgee’s rights under this Agreement.

6.1.2	Comply with and implement the provisions of all applicable laws and regulations, and upon receipt of a notice, instruction or recommendation issued or formulated by the relevant competent authority in respect of the pledge, issue such notice, instruction or recommendation to the pledgee within five (5) working days, and make such notice, instruction or recommendation in accordance with the pledgee’s reasonable instructions Let’s go.

6.1.3	Promptly notify the pledgee of any event or notice received that may affect the equity of the pledgor or any other rights under this Agreement, as well as any event or notice received that may change any of the pledgor’s obligations under this Agreement or that may affect the pledgor’s performance of its obligations under this Agreement, and take action in accordance with the pledgee’s reasonable instructions.

6.1.4	Party C shall complete the registration procedures for the extension of the Business Period within three (3) months before the expiration of the Business Term so that the validity of this Agreement can continue.

6.2	The pledgor agrees that it will ensure that the pledgee’s exercise of the pledgee’s rights under the terms of this Agreement is not interrupted or impaired by the pledgor or the pledgor’s successors or assigns or any other person.

6.3	The pledgor warrants to the pledgee that in order to protect or improve the guarantee of contractual obligations and secured debts under this Agreement, the pledgor will make all necessary amendments to Party C’s articles of association (if applicable), sign in good faith, and cause other parties interested in the pledge to sign all certificates of rights, contracts, and/or obligations required by the pledgee or perform and cause other interested parties to perform acts reasonably required by the pledgee, and facilitate the pledgee’s exercise of the pledge, sign all documents relating to changes to the share certificate with the pledgee or any third party designated by the pledgee, and provide the pledgee with all documents, notices, orders and decisions related to the pledge that it deems necessary within a reasonable period of time.

6.4	The pledgor warrants to the pledgee that the pledge will abide by and perform all warranties, undertakings, agreements and representations for the benefit of the pledgee. If the pledgor fails to perform or does not fully perform its promises, undertakings, agreements and representations, the pledgor shall compensate the pledge for all losses suffered thereby.

7.	Event of Default

7.1	The following shall be deemed to be an Event of Default:

7.1.1	Party C, or its successors or assigns, fail to pay any amounts due under each Agreement in full and on time, or the pledgor or its successors or assigns fail to perform its obligations under these Agreements;

7.1.2	any representation, warranty or undertaking made by the pledgor in Clauses 5 and 6 of this Agreement is materially misleading or erroneous, and/or the pledgor violates the representation, guarantee or undertaking in Clauses 5 and 6 of this Agreement;

7.1.3	The pledgor or Party C violates any of the terms of this Agreement and/or the respective agreements;

7.1.4	Except as provided in Paragraph 6.1.1 of this Agreement, the pledgor transfers or disposes of the pledged equity without obtaining the written consent of the pledgee;

7.1.5	Any loan, guarantee, compensation, commitment or other debt or liability of the pledgor itself is required to be repaid or performed in advance for any reason, or has matured but cannot be repaid or performed as scheduled, so that the pledgee has reason to believe that the pledgor’s ability to perform its obligations under this Agreement has been affected, and further affects the interests of the pledgee;

7.1.6	The pledgor is unable to repay general debts or other liabilities, and further affects the interests of the pledgee;

7.1.7	Due to the promulgation of relevant laws, this Agreement is illegal or the pledgor cannot continue to perform its obligations under this Agreement;

7.1.8	The consent, license, approval or authorization of any governmental authority necessary to make this Agreement legal, effective or enforceable is withdrawn, suspended, invalid or materially modified;

7.1.9	The pledgor’s ability to perform its obligations under this Agreement has been affected due to adverse changes in the property owned by the pledgee;

7.1.10	Other circumstances in which the pledgor cannot exercise or dispose of the pledge according to relevant laws.

7.2	If the Pledgor and/or Party C becomes aware of or discovers that any of the matters referred to in Clause 7.1 above or events that may lead to the foregoing have been or may occur, the Pledgor and/or Party C shall immediately notify the Pledgee in writing.

7.3	Unless the Event of Default under Clause 7.1 has been remedied by the pledgee within twenty (20) days after giving the pledgor and/or Party C’s notice of the breach requiring the pledgee to remedy such breach, at any time thereafter, the pledgee, A written notice of breach may be given to the pledgor requesting the exercise of the pledge pursuant to clause 8.

8.	Exercise of pledges

8.1	When the pledgee exercises the pledge, it shall give the pledgor a notice of breach of contract in accordance with the provisions of Clause 7.3 of this Agreement.

8.2	Subject to clause 7.3, the pledgee may exercise the pledge at any time after notice of default is given in accordance with clause 7.3. When the pledgee exercises the pledge, the pledgor no longer has any rights and interests related to the pledged equity.

8.3	The pledgee shall have the right to exercise its agreements under the laws of China after giving notice of breach of contract in accordance with paragraph 8.1 and all the remedies for breach of contract under the terms of this Agreement, including but not limited to selling the pledged shares at a discount, or receiving priority compensation for the price of auctioning or selling the shares. The pledgee shall not be liable for any loss resulting from its reasonable exercise of such rights and powers. The money obtained by the pledgee from the exercise of the pledge shall give priority to the payment of taxes payable due to the disposal of the pledged equity, the performance of contractual obligations to the pledgee and the repayment of the guarantee debt. If there is a balance after deducting the above amount, the pledgee shall return the balance to the pledgor or other person who has rights to the amount in accordance with relevant laws and regulations, or deposit it with the notary public office where the pledgor is located, and any costs arising therefrom shall be borne by the pledgor.

8.4	When the pledgee exercises the pledge in accordance with this Agreement, the pledgor and/or Party C shall not erect any obstacles and shall provide necessary assistance to enable the pledgee to realize its pledge. The pledgee has the right to appoint its lawyer or other agent in writing to exercise its pledge, and neither the pledgor nor Party C shall raise any objection thereto.

8.5	The pledgee has the right to choose to exercise any remedy for breach of contract enjoyed by it at the same time or successively, and the pledgee does not need to exercise other remedies for breach of contract before exercising its right under this Agreement to receive priority compensation for the proceeds from the discount of the pledged equity or the auction or sale of the pledged equity.

9.	Transfer of rights and obligations under agreement

9.1	Unless expressly agreed by the pledgee in writing in advance, the pledgor and Party C shall not have the right to assign any of their rights and/or obligations under this Agreement to a third party.

9.2	This Agreement shall be binding on the pledgor and its successors and shall be effective against the pledgee and its successors or assigns.

9.3	The pledgee may at any time assign all or any of its rights and obligations under these Agreements to any third party designated by it, in which case the assignee shall accordingly have and assume the rights and obligations of the pledgee under this Agreement. When the pledgee assigns its rights and obligations under each agreement, at the request of the pledgee, the pledgor shall sign the relevant agreement and/or documents for the transfer of such rights and obligations.

9.4	If the pledgee is changed due to the transfer of rights and obligations pursuant to Clause 9.3 of this Agreement, the pledgor and/or Party C shall sign a new pledge agreement with the new pledgee consistent with this Agreement, and the pledgor shall be responsible for all relevant registration formalities.

10.	Liability of Default

If the pledgor or Party C materially breaches any of the provisions made under this Agreement, the pledgee has the right to terminate this Agreement and/or require the pledgor or Party C to pay compensation of damages; This Section 10 shall not prejudice any other rights of the pledgee under this Agreement. If the pledgee violates any provision of this Agreement, the non-breaching party shall have the right to demand compensation of damages from the breaching party, but unless otherwise provided by law, neither the pledgor and/or Party C shall have any right to terminate or rescind this Agreement under any circumstances.

11.	Handling fees and other expense

Party C shall bear all costs and actual expenses related to this Agreement, including but not limited to legal fees, labor costs, stamp duty and any other taxes and fees.

12.	Force majeure

12.1	“Force Majeure Event” means any event beyond the reasonable control of a Party that is unavoidable under the reasonable attention of the affected Party, including but not limited to acts of government, natural forces, fire, explosion, storm, flooding, earthquakes, tides, lightning or war. However, insufficient creditworthiness, funding or financing shall not be deemed to be a matter beyond the reasonable control of a party. The liability of the party affected by the Force Majeure Event (hereinafter referred to as the “Affected Party”) shall be wholly or partially excluded, depending on the effect of the Force Majeure Event on this Agreement, and the affected Party seeking to be exempted from performance under this Agreement due to the Force Majeure Event shall be no later than ten years after the Force Majeure Event occurs (10) notify the other party of such force majeure event within a day, and the parties to the agreement shall negotiate to modify this agreement according to the impact of such force majeure event, and exempt the affected party from its obligations under this agreement in whole or in part.

12.2	The affected Party shall take appropriate measures to reduce or eliminate the effects of such Force Majeure Events and shall endeavour to restore performance of its obligations that have been delayed or hindered as a result of such Force Majeure Events. Once the Force Majeure Event is eliminated, the parties agree to use their best efforts to restore performance of their rights and obligations under this Agreement.

13.	Confidentiality

Each party acknowledges and determines that any oral or written information exchanged with respect to this Agreement, its contents, and the preparation or performance of this Agreement shall be deemed confidential. Each party shall keep all such Confidential Information confidential and shall not disclose any Confidential Information to any third party without the written consent of the other party, except that (a) any information known or to be known to the public (but not not). unauthorized disclosure to the public by one of the parties receiving the confidential information); (b) any information required to be disclosed pursuant to applicable laws and regulations, stock trading rules, or orders of government authorities or courts; or (c) information disclosed by either party to its shareholders, directors, employees, legal or financial advisers in connection with transactions described in this Agreement, and such shareholders, directors, employees, legal or financial advisers are subject to confidentiality obligations similar to these Terms. If any of the shareholders, directors, employees or hiring agencies of any party leaks the secrets, it shall be deemed to be a breach of secrets by that party and shall be liable for breach of contract in accordance with this Agreement.

14.	Governing Law and Dispute Resolution

14.1	This Agreement shall be governed by and construed in accordance with the laws of China (for the purposes of this Agreement only, excluding Hong Kong Special Administrative Region, Macau Special Administrative Region and Taiwan).

14.2	In the event of a dispute between the parties regarding the interpretation and performance of the terms under this Agreement, the Parties shall resolve the dispute through negotiation in good faith. If the negotiation fails, either party may submit the relevant dispute to the Shanghai International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules in force at that time. The arbitral award shall be final and binding on all parties to the agreement. The provisions of this section shall not be affected by the termination or rescission of this Agreement.

14.3	Except for matters in dispute between the parties, the parties shall continue to perform their other obligations in good faith in accordance with the provisions of this Agreement.

15.	Notice

Notices given by the parties to perform their rights and obligations under this Agreement shall be in writing and sent to the addresses listed below by personal delivery, registered mail, postage prepaid mail, approved courier service, or facsimile.

Party A: Shanghai Mihe Information Technology Co., Ltd

Address: [***];

Contact: [***]

Phone: [***]

Party B: Shanghai Rockbridge Investment Center (Limited Partnership)

Mail address: [***];

Phone: [***]

Attn: [***]

Party C: Shanghai Jinxin Network Technology Co., Ltd

Registered address: Floor 3, No. 1 Building, Lane 500, Shengxia Road, Shanghai, China

Contact: [***]

Phone: [***]

If the notice is given by personal delivery, courier service, registered mail, or postage prepaid, the effective date of delivery shall be the date of dispatch or rejection at the address set as the notice. If the notice is sent by facsimile, the date of successful transmission shall be the date of effective delivery (which shall be evidenced by an automatically generated confirmation of transmission).

16.	Annex

The annexes listed in this Agreement are an integral part of this Agreement.

17.	Abstention

No failure or delay by the pledgee to exercise any right, remedy, power or privilege under this Agreement shall constitute a waiver of such right, remedy, power or privilege, and the pledgee’s exercise of any right, remedy, power or privilege, alone or in part, shall not preclude the pledgee’s exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges set forth in this Agreement are cumulative and shall not exclude the application of any rights, remedies, powers and privileges provided by law.

18.	Severability

If any one or more provisions of this Agreement are held to be invalid, illegal or unenforceable in any respect under any law or regulation, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or impaired in any respect. The parties shall, through good faith consultations, seek to replace those invalid, illegal, or unenforceable provisions with provisions permitted by law and to the fullest extent expected by the parties to have economic effects similar to those of those that are invalid, illegal or unenforceable.

19.	Others

19.1	The parties hereby acknowledge that this Agreement is a fair and reasonable agreement reached by the parties on the basis of equality and mutual benefit. If any provision of this Agreement is invalid or unenforceable due to inconsistency with applicable law, such provision shall be invalid or unenforceable only to the extent of relevant law and shall not affect the legal validity of the other provisions of this Agreement.

19.2	This Agreement shall be concluded in Chinese book, the original copy shall be in (4) copies, one copy for each party, and the remaining one copy shall be submitted to the administrative authority for industry and commerce where Party C is located for the record.

(There is no text below this page).

(This page has no text, it is the signature page of the “Equity interest pledge agreement”).

In consideration of the foregoing, each party has made this Agreement signed by its authorized representative on the date stated at the beginning of this document, and in full force and into effect.

Party A: Shanghai Mihe Information Technology Co., Ltd.

(Company Seal)

Signed by:	/s/ Xu Jin
Name:	Xu Jin
Position:	Legal representative

(This page has no text, it is the signature page of the “Equity interest pledge agreement”).

In consideration of the foregoing, each party has made this Agreement signed by its authorized representative on the date stated at the beginning of this document, and in full force and into effect.

Party B: Shanghai Rockbridge Investment Center (Limited Partnership)

(Company Seal)

Signed by the authorized Representative:	/s/ Chen Weidong

(This page has no text, it is the signature page of the “Equity interest pledge agreement”).

In consideration of the foregoing, each party has made this Agreement signed by its authorized representative on the date stated at the beginning of this document, and in full force and into effect.

Party C: Shanghai Jinxin Network Technology Co., Ltd.

(Company Seal)

Signed by:	/s/ Xu Jin
Name:	Xu Jin
Position:	Legal representative

Annex

Register of Party C’s Shareholders

Company name: Shanghai Jinxin Network Technology Co., Ltd

The name or title of the shareholder	Xu Jin	ID number/registration number	[***]
Address of residence	[***]
Subscribed capital contribution		Shareholding ratio	Remark
RMB 1,970,750		56.4165%	100% of the equity pledged to Shanghai Mihe Information Technology Co., Ltd

The name or title of the shareholder	Shanghai Rockbridge Investment Center (Limited Partnership).	ID number/unified social credit code	913101140820689645
Address of residence	Room J7059, 1st floor, Zone E, Building 4, No. 358_368 of Kefu Road, Jiading District, Shanghai, China
Subscribed capital contribution		Shareholding ratio	Remark
RMB 212,663		6.0879%	100% of the equity pledged to Shanghai Mihe Information Technology Co., Ltd

The name or title of the shareholder	Zhuhai Zhongguan Qianming Venture Capital Enterprise (Limited Partnership).	ID number/unified social credit code	914404000885585189
Address of residence	Room 6179, Floor 6, No. 169, Rongzhu Road, Hengqin New District, Zhuhai, China
Subscribed capital contribution		Shareholding ratio	Remark
RMB 314,557		9.0048%	100% of the equity pledged to Shanghai Mihe Information Technology Co., Ltd

The name or title of the shareholder	Zhu Haitong	ID number/registration number	[***]
Address of residence	[***]
Subscribed capital contribution		Shareholding ratio	Remark
RMB 62,796		1.7977%	100% of the equity pledged to Shanghai Mihe Information Technology Co., Ltd

The name or title of the shareholder	Beijing Tianzhi Ding Innovation and Investment Center (Limited Partnership).	ID number/unified social credit code	91110302351635614P
Address of residence	Room 806-01, Floor 8, Building 18, Courtyard 1, Disheng North Street, Beijing Economic and Technological Development Zone, Beijing, China
Subscribed capital contribution		Shareholding ratio	Remark
RMB 466,972		13.3680%	100% of the equity pledged to Shanghai Mihe Information Technology Co., Ltd

The name or title of the shareholder	Tibet Xiangyu Hetai Enterprise Management Co., Ltd	ID number/unified social credit code	911201165594522949
Address of residence	Room 1605, 16th Floor, Liuwu Building, Liuwu New District, Lhasa, Tibet, China.
Subscribed capital contribution		Shareholding ratio	Remark
RMB 465,476		13.3251%	100% of the equity pledged to Shanghai Mihe Information Technology Co., Ltd

Annotations:

This register of shareholders is prepared in accordance with the effective articles of association of Shanghai Jinxin Network Technology Co., Ltd. and the Equity Interest Pledge Agreement signed by Shanghai Jinxin Network Technology Co., Ltd. and its shareholder, Shanghai Mibox Information Technology Co., Ltd. on January 6, 2023.

Notes:

The original copy of this register of shareholders shall be in duplicate, and a copy of the original copy: one copy of the original shall be placed in Shanghai Jinxin Network Technology Co., Ltd.; A copy shall be stamped with the official seal of Shanghai Jinxin Network Technology Co., Ltd. and handed over to the pledgee, Shanghai Mihe Information Technology Co., Ltd. for safekeeping.

Shanghai Jinxin Network Technology Co., Ltd.
(Company Seal)

Legal representative (signed by):	/s/ Xu Jin

Equity Interest Pledge Agreement

This Interest Pledge Agreement (hereinafter referred to as the “Agreement”) is established by the following parties (hereinafter referred to as the “Parties”) in 2023 Signed on January 6 in Shanghai, People’s Republic of China (“China”).

Party A (Pledgee): Shanghai Mihe Information Technology Co., Ltd

Registered address: Room 102-1, Floor 1, No. 1 Building, Lane 500, Shengxia Road, Shanghai, China;

Legal representative: Xu Jin

Party B (Pledgor): Zhu Haitong

Residence address: [***]

ID Number: [***]

Party C: Shanghai Jinxin Network Technology Co., Ltd

Registered address: Floor 3, No. 1 Building, Lane 500, Shengxia Road, Shanghai, China

Legal representative: Xu Jin

WHEREAS:

1.	The pledgee is a wholly foreign-owned enterprise legally established and existing under the laws of the People’s Republic of China.

2.	Party C is a limited liability company legally established and existing under the laws of the People’s Republic of China.

3.	The amount of equity held by the pledgor in Party C is RMB 62,796.

4.	The pledgee and Party C signed the 《Exclusive Technology and Consulting Service Agreement》 on September 26, 2018; The pledgee, the pledgor, Party C and other parties signed the《Exclusive Option Agreement》and the《Business Operation Agreement》 on the same day; The pledgee, the pledgor, Party C and other parties entered into a variation agreement to the above agreements on January 6, 2023.

5.	In order to ensure that the pledgee normally collects from Party C the fees stipulated in the《Exclusive Technology and Consulting Service Agreement》, and to ensure that Party C and the pledgor perform their obligations under each Agreement (as defined below), the Pledgor agrees to perform the agreements with the Pledgee with respect to Party C and the Pledgor in accordance with the provisions of this Agreement The obligations under are pledged as security.

Accordingly, the parties to the agreement, after friendly consultation and in accordance with the principle of equality and mutual benefit, reach the following agreement to abide by:

1.	definition

Except as otherwise provided in this Agreement, the following terms shall be construed as follows:

1.1	Pledge: means all the contents listed in Article 2.3 of this Agreement.

1.2	Pledged Equity Interest: means the equity interest of Party C lawfully held by the pledgor in the amount of RMB 62,796 and all present and future rights and interests based on such equity.

1.3	Each Agreement: refers to the 《Exclusive Technology and Consulting Service Agreement》 signed between the pledgee and Party C on September 26, 2018, as well as the 《Exclusive Option Agreement》 and the 《Business Operation Agreement》 signed by the parties on the same date including modifications, revisions or restatements of the above documents).

1.4	Event of Default: means any of the circumstances listed in clause 7 of this Agreement.

1.5	Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

1.6	Contractual Obligations: Indicates all obligations of the pledge and Party C under each Agreement and this Agreement.

1.7	Term of Pledge: means the period specified in Article 3.1 of this Agreement.

2.	Pledge

2.1	The pledgor agrees to pledge all the pledged equity interest to the pledgee in accordance with the provisions of this Agreement as a guarantee for the performance of contractual obligations and repayment of the secured debt. Party C hereby agrees that the pledgor shall pledge the pledged equity interest to the pledgee in accordance with the provisions of this Agreement.

2.2	The scope of the equity pledge under this Agreement shall be all obligations and all fees payable by Party C and/or the pledgor to the pledgee under each Agreement, and all direct, indirect and derivative losses and loss of anticipated benefits suffered by the pledgee as a result of any event of default by the pledgor and/or Party C (the amount of such loss is based on the pledgee’s reasonable business plan and profit forecast, the service fees payable by Party C under the 《Exclusive Technology and Consulting Service Agreement》, and all expenses incurred by the pledgee to compel the pledgor and/or Party C to perform its contractual obligations), and the liability of Party C and/or the Pledgor to the pledgee (collectively, the “Secured Obligations”) in the event that the agreements are invalid in whole or in part for any reason.

2.3	The pledge under this Agreement refers to the security interest enjoyed by the pledgee in accordance with Article 2 of this Agreement, that is, the right enjoyed by the pledgee to receive priority compensation for the price obtained from the discount, auction or sale of the pledged equity.

3.	Entry into force and termination

3.1	This Agreement shall be established and take effect on the date of signature and seal of all parties to the Agreement. The pledge under this Agreement will take effect on the date on which the administrative authority for industry and commerce where Party C is located completes the registration formalities for the equity pledge, and the validity period of the pledge shall continue until all contractual obligations have been fulfilled and all secured obligations have been paid.

3.2	During the term of pledge, if the pledgor and/or Party C fails to perform its contractual obligations or pay the secured debt, the pledgee shall have the right but not the obligation to exercise the pledge in accordance with the provisions of this Agreement after reasonable notice.

3.3	After the pledgor and Party C have fully and fully performed all contractual obligations and settled all secured obligations, the pledgee shall, at the request of the pledgor, release the pledge of the pledged equity under this Agreement within a reasonable and practicable time as soon as possible, and cooperate with the pledgor to cancel the registration of the equity pledge made in Party C’s register of shareholders and the cancellation of the pledge registration with the relevant administrative department for Industry and Commerce. The provisions of Sections 10, 13 and 14 of this Agreement shall survive termination of this Agreement.

4.	Possession, custody and registration of pledge documents

4.1	The pledgor shall, within three (3) working days from the date of signature this Agreement or such other time as agreed upon by the parties to the Agreement, deliver the certificate of equity contribution (original) of Party C to the pledgee for safekeeping, and submit to the pledgee that the pledge under this Agreement has been made Certificates duly registered on Party C’s register of shareholders (see Annex) and apply to the appropriate administrative authority for industry and commerce for registration of pledges under this Agreement within ten (10) working days from the date of signature this Agreement. The parties jointly confirm that in order to complete the formalities for the industrial and commercial registration of equity pledge, each party shall submit this Agreement or an Equity interest pledge agreement signed in the form required by the administrative department for industry and commerce where Party C is located and truly reflects the pledge information under this Agreement (the “Industrial and Commercial Registration Pledge Contract”). If it is submitted to the administrative authority for industry and commerce, and the matters not stipulated in the industrial and commercial registration pledge contract shall still be subject to the provisions of this agreement. The pledgor and Party C shall, in accordance with Chinese laws and regulations and the requirements of the relevant administrative authorities for industry and commerce, submit all necessary documents and go through all necessary formalities to ensure that the pledge is registered as soon as possible after submitting the application.

4.2	If there is a change in the pledge and it is necessary to change the record according to law, the pledgee and the pledgor shall make corresponding changes within five (5) working days from the date of the change of the recorded items, submit the relevant change registration documents, and go through the relevant change registration procedures at the administrative authority for industry and commerce where Party C is located.
4.3	During the term of pledge, the pledgor shall instruct Party C not to distribute any dividends or dividends, or approve any profit distribution plan; If the pledgor obtains an economic interest of any nature other than dividends, dividends or other profit distribution plans in respect of the pledged equity, the pledgor shall, at the request of the pledgee, remit such dividends, dividends or other profits directly to a bank account designated by the pledgee, subject to the supervision of the pledgee, and use them to guarantee contractual obligations and first settle the secured obligation.

4.4	During the term of Pledge, if the Pledgor subscribes for Party C’s new registered capital or transfers Party C’s equity held by other Pledgors (“New Equity”), the additional equity shall automatically become the pledged equity under this Agreement, and the Pledgor shall work ten (10) days after acquiring the new equity Complete all the procedures required to set up a pledge with the newly added equity within the day. If the pledgor fails to complete the relevant formalities in accordance with the foregoing, the pledgee has the right to immediately realize the pledge in accordance with the provisions of Article 8 of this Agreement.

4.5	If Party C is required to dissolve or liquidate in accordance with the mandatory provisions of Chinese law, any benefits distributed by the pledgor from Party C after Party C completes the dissolution or liquidation procedures in accordance with the law shall, at the request of the pledgee, be deposited into the pledgee’s designated account, be supervised by the pledgee, and be used to guarantee contractual obligations and first settle the secured debt; or (2) unconditionally gift to the pledgee or a person designated by the pledgee, provided that it does not violate Chinese law.

5.	Representations and warranties of the pledgor and Party C

When signature this Agreement, the pledgor and Party C jointly and respectively make the following representations and warranties to the pledgee, and confirm that the pledgee has signed and performed this Agreement in reliance on such representations and warranties:

5.1	The pledgor legally holds the pledged equity and has the right to provide the pledgee with the pledged equity as a pledge guarantee.

5.2	The pledgee has the right to exercise the pledge in the manner prescribed by laws and regulations and this Agreement.

5.3	The pledgor and Party C have obtained all necessary authorizations from the Company, government departments and third parties (if necessary) to sign this Agreement and perform their obligations under this Agreement, and the authorized representative signatory of this Agreement has been legally and validly authorized.

5.4	Except for this pledge, there is no other encumbrance or any form of third-party security interest (including but not limited to pledge) on the pledged equity.

5.5	Neither the execution, delivery nor performance of this Agreement will: (i) result in a violation of any relevant PRC law; (ii) contradicts Party C’s articles of association or other constitutive documents; (iii) results in a breach of any contract or document to which it is a party or to which it is a party, or constitutes a breach under any contract or document to which it is a party or to which it is a party; (iv) results in a breach of any condition relating to the grant and/or continued validity of any license or approval issued to any party; or (v) cause any license or approval issued to either party to be suspended or revoked or conditional.

5.6	There are no ongoing or likely civil, administrative or criminal proceedings, administrative penalties or arbitrations relating to the pledged shares.

5.7	There are no taxes or fees payable but not paid or legal procedures or formalities that should be completed but not completed in connection with the pledged shares.

5.8	The terms of this Agreement are the true intentions of the pledgor and Party C, and are legally binding on them.

6.	Commitment of the pledgor and Party C

6.1	During the validity period of this Agreement, the pledgor and Party C jointly and respectively undertake to the pledgee:

6.1.1	Except for the transfer of the pledged equity to the pledgee or a person designated by the pledgee at the request of the pledgee, the pledged equity shall not be transferred without the prior written consent of the pledgee, and any other encumbrance such as pledge or any form of third-party security interest shall not be created or permitted to exist on the pledged equity that may affect the rights and interests of the pledgee. No action shall be taken without the prior written consent of the pledgee that will cause, or may result in, changes in the pledged equity or rights attached to the pledged equity and which will or may have a material adverse effect on the pledgee’s rights under this Agreement.

6.1.2	Comply with and implement the provisions of all applicable laws and regulations, and upon receipt of a notice, instruction or recommendation issued or formulated by the relevant competent authority in respect of the pledge, issue such notice, instruction or recommendation to the pledgee within five (5) working days, and make such notice, instruction or recommendation in accordance with the pledgee’s reasonable instructions Let’s go.

6.1.3	Promptly notify the pledgee of any event or notice received that may affect the equity of the pledgor or any other rights under this Agreement, as well as any event or notice received that may change any of the pledgor’s obligations under this Agreement or that may affect the pledgor’s performance of its obligations under this Agreement, and take action in accordance with the pledgee’s reasonable instructions.

6.1.4	Party C shall complete the registration procedures for the extension of the Business Period within three (3) months before the expiration of the Business Term so that the validity of this Agreement can continue.

6.2	The pledgor agrees that it will ensure that the pledgee’s exercise of the pledgee’s rights under the terms of this Agreement is not interrupted or impaired by the pledgor or the pledgor’s successors or assigns or any other person.

6.3	The pledgor warrants to the pledgee that in order to protect or improve the guarantee of contractual obligations and secured debts under this Agreement, the pledgor will make all necessary amendments to Party C’s articles of association (if applicable), sign in good faith, and cause other parties interested in the pledge to sign all certificates of rights, contracts, and/or obligations required by the pledgee or perform and cause other interested parties to perform acts reasonably required by the pledgee, and facilitate the pledgee’s exercise of the pledge, sign all documents relating to changes to the share certificate with the pledgee or any third party designated by the pledgee, and provide the pledgee with all documents, notices, orders and decisions related to the pledge that it deems necessary within a reasonable period of time.

6.4	The pledgor warrants to the pledgee that the pledge will abide by and perform all warranties, undertakings, agreements and representations for the benefit of the pledgee. If the pledgor fails to perform or does not fully perform its promises, undertakings, agreements and representations, the pledgor shall compensate the pledge for all losses suffered thereby.

7.	Event of Default

7.1	The following shall be deemed to be an Event of Default:

7.1.1	Party C, or its successors or assigns, fail to pay any amounts due under each Agreement in full and on time, or the pledgor or its successors or assigns fail to perform its obligations under these Agreements;

7.1.2	any representation, warranty or undertaking made by the pledgor in Clauses 5 and 6 of this Agreement is materially misleading or erroneous, and/or the pledgor violates the representation, guarantee or undertaking in Clauses 5 and 6 of this Agreement;

7.1.3	The pledgor or Party C violates any of the terms of this Agreement and/or the respective agreements;

7.1.4	Except as provided in Paragraph 6.1.1 of this Agreement, the pledgor transfers or disposes of the pledged equity without obtaining the written consent of the pledgee;

7.1.5	Any loan, guarantee, compensation, commitment or other debt or liability of the pledgor itself is required to be repaid or performed in advance for any reason, or has matured but cannot be repaid or performed as scheduled, so that the pledgee has reason to believe that the pledgor’s ability to perform its obligations under this Agreement has been affected, and further affects the interests of the pledgee;

7.1.6	The pledgor is unable to repay general debts or other liabilities, and further affects the interests of the pledgee;

7.1.7	Due to the promulgation of relevant laws, this Agreement is illegal or the pledgor cannot continue to perform its obligations under this Agreement;

7.1.8	The consent, license, approval or authorization of any governmental authority necessary to make this Agreement legal, effective or enforceable is withdrawn, suspended, invalid or materially modified;

7.1.9	The pledgor’s ability to perform its obligations under this Agreement has been affected due to adverse changes in the property owned by the pledgee;

7.1.10	Other circumstances in which the pledgor cannot exercise or dispose of the pledge according to relevant laws.

7.2	If the Pledgor and/or Party C becomes aware of or discovers that any of the matters referred to in Clause 7.1 above or events that may lead to the foregoing have been or may occur, the Pledgor and/or Party C shall immediately notify the Pledgee in writing.

7.3	Unless the Event of Default under Clause 7.1 has been remedied by the pledgee within twenty (20) days after giving the pledgor and/or Party C’s notice of the breach requiring the pledgee to remedy such breach, at any time thereafter, the pledgee, A written notice of breach may be given to the pledgor requesting the exercise of the pledge pursuant to clause 8.

8.	Exercise of pledges

8.1	When the pledgee exercises the pledge, it shall give the pledgor a notice of breach of contract in accordance with the provisions of Clause 7.3 of this Agreement.

8.2	Subject to clause 7.3, the pledgee may exercise the pledge at any time after notice of default is given in accordance with clause 7.3. When the pledgee exercises the pledge, the pledgor no longer has any rights and interests related to the pledged equity.

8.3	The pledgee shall have the right to exercise its agreements under the laws of China after giving notice of breach of contract in accordance with paragraph 8.1 and all the remedies for breach of contract under the terms of this Agreement, including but not limited to selling the pledged shares at a discount, or receiving priority compensation for the price of auctioning or selling the shares. The pledgee shall not be liable for any loss resulting from its reasonable exercise of such rights and powers. The money obtained by the pledgee from the exercise of the pledge shall give priority to the payment of taxes payable due to the disposal of the pledged equity, the performance of contractual obligations to the pledgee and the repayment of the guarantee debt. If there is a balance after deducting the above amount, the pledgee shall return the balance to the pledgor or other person who has rights to the amount in accordance with relevant laws and regulations, or deposit it with the notary public office where the pledgor is located, and any costs arising therefrom shall be borne by the pledgor.

8.4	When the pledgee exercises the pledge in accordance with this Agreement, the pledgor and/or Party C shall not erect any obstacles and shall provide necessary assistance to enable the pledgee to realize its pledge. The pledgee has the right to appoint its lawyer or other agent in writing to exercise its pledge, and neither the pledgor nor Party C shall raise any objection thereto.

8.5	The pledgee has the right to choose to exercise any remedy for breach of contract enjoyed by it at the same time or successively, and the pledgee does not need to exercise other remedies for breach of contract before exercising its right under this Agreement to receive priority compensation for the proceeds from the discount of the pledged equity or the auction or sale of the pledged equity.

9.	Transfer of rights and obligations under agreement

9.1	Unless expressly agreed by the pledgee in writing in advance, the pledgor and Party C shall not have the right to assign any of their rights and/or obligations under this Agreement to a third party.

9.2	This Agreement shall be binding on the pledgor and its successors and shall be effective against the pledgee and its successors or assigns.

9.3	The pledgee may at any time assign all or any of its rights and obligations under these Agreements to any third party designated by it, in which case the assignee shall accordingly have and assume the rights and obligations of the pledgee under this Agreement. When the pledgee assigns its rights and obligations under each agreement, at the request of the pledgee, the pledgor shall sign the relevant agreement and/or documents for the transfer of such rights and obligations.

9.4	If the pledgee is changed due to the transfer of rights and obligations pursuant to Clause 9.3 of this Agreement, the pledgor and/or Party C shall sign a new pledge agreement with the new pledgee consistent with this Agreement, and the pledgor shall be responsible for all relevant registration formalities.

10.	Liability of Default

If the pledgor or Party C materially breaches any of the provisions made under this Agreement, the pledgee has the right to terminate this Agreement and/or require the pledgor or Party C to pay compensation of damages; This Section 10 shall not prejudice any other rights of the pledgee under this Agreement. If the pledgee violates any provision of this Agreement, the non-breaching party shall have the right to demand compensation of damages from the breaching party, but unless otherwise provided by law, neither the pledgor and/or Party C shall have any right to terminate or rescind this Agreement under any circumstances.

11.	Handling fees and other expense

Party C shall bear all costs and actual expenses related to this Agreement, including but not limited to legal fees, labor costs, stamp duty and any other taxes and fees.

12.	Force majeure

12.1	“Force Majeure Event” means any event beyond the reasonable control of a Party that is unavoidable under the reasonable attention of the affected Party, including but not limited to acts of government, natural forces, fire, explosion, storm, flooding, earthquakes, tides, lightning or war. However, insufficient creditworthiness, funding or financing shall not be deemed to be a matter beyond the reasonable control of a party. The liability of the party affected by the Force Majeure Event (hereinafter referred to as the “Affected Party”) shall be wholly or partially excluded, depending on the effect of the Force Majeure Event on this Agreement, and the affected Party seeking to be exempted from performance under this Agreement due to the Force Majeure Event shall be no later than ten years after the Force Majeure Event occurs (10) notify the other party of such force majeure event within a day, and the parties to the agreement shall negotiate to modify this agreement according to the impact of such force majeure event, and exempt the affected party from its obligations under this agreement in whole or in part.

12.2	The affected Party shall take appropriate measures to reduce or eliminate the effects of such Force Majeure Events and shall endeavour to restore performance of its obligations that have been delayed or hindered as a result of such Force Majeure Events. Once the Force Majeure Event is eliminated, the parties agree to use their best efforts to restore performance of their rights and obligations under this Agreement.

13.	Confidentiality

Each party acknowledges and determines that any oral or written information exchanged with respect to this Agreement, its contents, and the preparation or performance of this Agreement shall be deemed confidential. Each party shall keep all such Confidential Information confidential and shall not disclose any Confidential Information to any third party without the written consent of the other party, except that (a) any information known or to be known to the public (but not not). unauthorized disclosure to the public by one of the parties receiving the confidential information); (b) any information required to be disclosed pursuant to applicable laws and regulations, stock trading rules, or orders of government authorities or courts; or (c) information disclosed by either party to its shareholders, directors, employees, legal or financial advisers in connection with transactions described in this Agreement, and such shareholders, directors, employees, legal or financial advisers are subject to confidentiality obligations similar to these Terms. If any of the shareholders, directors, employees or hiring agencies of any party leaks the secrets, it shall be deemed to be a breach of secrets by that party and shall be liable for breach of contract in accordance with this Agreement.

14.	Governing Law and Dispute Resolution

14.1	This Agreement shall be governed by and construed in accordance with the laws of China (for the purposes of this Agreement only, excluding Hong Kong Special Administrative Region, Macau Special Administrative Region and Taiwan).

14.2	In the event of a dispute between the parties regarding the interpretation and performance of the terms under this Agreement, the Parties shall resolve the dispute through negotiation in good faith. If the negotiation fails, either party may submit the relevant dispute to the Shanghai International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules in force at that time. The arbitral award shall be final and binding on all parties to the agreement. The provisions of this section shall not be affected by the termination or rescission of this Agreement.

14.3	Except for matters in dispute between the parties, the parties shall continue to perform their other obligations in good faith in accordance with the provisions of this Agreement.

15.	Notice

Notices given by the parties to perform their rights and obligations under this Agreement shall be in writing and sent to the addresses listed below by personal delivery, registered mail, postage prepaid mail, approved courier service, or facsimile.

Party A: Shanghai Mihe Information Technology Co., Ltd

Address: [***];

Contact: [***]

Phone: [***]

Party B: Zhu Haitong

Mail address: [***];

Phone: [***]

Attn: [***]

Party C: Shanghai Jinxin Network Technology Co., Ltd

Registered address: Floor 3, No. 1 Building, Lane 500, Shengxia Road, Shanghai, China

Contact: [***]

Phone: [***]

If the notice is given by personal delivery, courier service, registered mail, or postage prepaid, the effective date of delivery shall be the date of dispatch or rejection at the address set as the notice. If the notice is sent by facsimile, the date of successful transmission shall be the date of effective delivery (which shall be evidenced by an automatically generated confirmation of transmission).

16.	Annex

The annexes listed in this Agreement are an integral part of this Agreement.

17.	Abstention

No failure or delay by the pledgee to exercise any right, remedy, power or privilege under this Agreement shall constitute a waiver of such right, remedy, power or privilege, and the pledgee’s exercise of any right, remedy, power or privilege, alone or in part, shall not preclude the pledgee’s exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges set forth in this Agreement are cumulative and shall not exclude the application of any rights, remedies, powers and privileges provided by law.

18.	Severability

If any one or more provisions of this Agreement are held to be invalid, illegal or unenforceable in any respect under any law or regulation, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or impaired in any respect. The parties shall, through good faith consultations, seek to replace those invalid, illegal, or unenforceable provisions with provisions permitted by law and to the fullest extent expected by the parties to have economic effects similar to those of those that are invalid, illegal or unenforceable.

19.	Others

19.1	The parties hereby acknowledge that this Agreement is a fair and reasonable agreement reached by the parties on the basis of equality and mutual benefit. If any provision of this Agreement is invalid or unenforceable due to inconsistency with applicable law, such provision shall be invalid or unenforceable only to the extent of relevant law and shall not affect the legal validity of the other provisions of this Agreement.

19.2	This Agreement shall be concluded in Chinese book, the original copy shall be in (4) copies, one copy for each party, and the remaining one copy shall be submitted to the administrative authority for industry and commerce where Party C is located for the record.

(There is no text below this page).

(This page has no text, it is the signature page of the “Equity interest pledge agreement”).

In consideration of the foregoing, each party has made this Agreement signed by its authorized representative on the date stated at the beginning of this document, and in full force and into effect.

Party A: Shanghai Mihe Information Technology Co., Ltd.

(Company Seal)

Signed by:	/s/ Xu Jin
Name:	Xu Jin
Position:	Legal representative

(This page has no text, it is the signature page of the “Equity interest pledge agreement”).

In consideration of the foregoing, each party has made this Agreement signed by its authorized representative on the date stated at the beginning of this document, and in full force and into effect.

Party B: Zhu Haitong

Signed by:	/s/ Zhu Haitong

(This page has no text, it is the signature page of the “Equity interest pledge agreement”).

In consideration of the foregoing, each party has made this Agreement signed by its authorized representative on the date stated at the beginning of this document, and in full force and into effect.

Party C: Shanghai Jinxin Network Technology Co., Ltd.

(Company Seal)

Signed by:	/s/ Xu Jin
Name:	Xu Jin
Position:	Legal representative

Annex

Register of Party C’s Shareholders

Company name: Shanghai Jinxin Network Technology Co., Ltd

The name or title of the shareholder	Xu Jin	ID number/registration number	[***]
Address of residence	[***]
Subscribed capital contribution		Shareholding ratio	Remark
RMB 1,970,750		56.4165%	100% of the equity pledged to Shanghai Mihe Information Technology Co., Ltd

The name or title of the shareholder	Shanghai Rockbridge Investment Center (Limited Partnership).	ID number/unified social credit code	913101140820689645
Address of residence	Room J7059, 1st floor, Zone E, Building 4, No. 358_368 of Kefu Road, Jiading District, Shanghai, China
Subscribed capital contribution		Shareholding ratio	Remark
RMB 212,663		6.0879%	100% of the equity pledged to Shanghai Mihe Information Technology Co., Ltd

The name or title of the shareholder	Zhuhai Zhongguan Qianming Venture Capital Enterprise (Limited Partnership).	ID number/unified social credit code	914404000885585189
Address of residence	Room 6179, Floor 6, No. 169, Rongzhu Road, Hengqin New District, Zhuhai, China
Subscribed capital contribution		Shareholding ratio	Remark
RMB 314,557		9.0048%	100% of the equity pledged to Shanghai Mihe Information Technology Co., Ltd

The name or title of the shareholder	Zhu Haitong	ID number/registration number	[***]
Address of residence	[***]
Subscribed capital contribution		Shareholding ratio	Remark
RMB 62,796		1.7977%	100% of the equity pledged to Shanghai Mihe Information Technology Co., Ltd

The name or title of the shareholder	Beijing Tianzhi Ding Innovation and Investment Center (Limited Partnership).	ID number/unified social credit code	91110302351635614P
Address of residence	Room 806-01, Floor 8, Building 18, Courtyard 1, Disheng North Street, Beijing Economic and Technological Development Zone, Beijing, China
Subscribed capital contribution		Shareholding ratio	Remark
RMB 466,972		13.3680%	100% of the equity pledged to Shanghai Mihe Information Technology Co., Ltd

The name or title of the shareholder	Tibet Xiangyu Hetai Enterprise Management Co., Ltd	ID number/unified social credit code	911201165594522949
Address of residence	Room 1605, 16th Floor, Liuwu Building, Liuwu New District, Lhasa, Tibet, China.
Subscribed capital contribution		Shareholding ratio	Remark
RMB 465,476		13.3251%	100% of the equity pledged to Shanghai Mihe Information Technology Co., Ltd

Annotations:

This register of shareholders is prepared in accordance with the effective articles of association of Shanghai Jinxin Network Technology Co., Ltd. and the Equity Interest Pledge Agreement signed by Shanghai Jinxin Network Technology Co., Ltd. and its shareholder, Shanghai Mibox Information Technology Co., Ltd. on January 6, 2023.

Notes:

The original copy of this register of shareholders shall be in duplicate, and a copy of the original copy: one copy of the original shall be placed in Shanghai Jinxin Network Technology Co., Ltd.; A copy shall be stamped with the official seal of Shanghai Jinxin Network Technology Co., Ltd. and handed over to the pledgee, Shanghai Mihe Information Technology Co., Ltd. for safekeeping.

Shanghai Jinxin Network Technology Co., Ltd.
(Company Seal)

Legal representative (signed by):	/s/ Xu Jin